SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549

                                 _______________

                                    FORM 8-K

                                 CURRENT REPORT

               Pursuant  to Section 13 or 15(d) of the  Securities
                              Exchange Act of 1934


                       Date of Report:    October 23, 1995

                                INTERSOLV, Inc.
               (Exact name of registrant as specified in charter)

                 Delaware         0-15188        52-0990382
           (State/other      jurisdiction     of      incorporation)
        (Commission File Number)     (IRS Employer Identification No.)

             9420  Key  West  Avenue, Rockville, Maryland 20850
                  (Address of principal executive offices)
                                  (Zip Code)


       Registrant's   telephone   no.,   including   area   code 301/838-5000

 Item 2.     Acquisition or Disposition of Assets

            On   October   23,   1995,  INTERSOLV,   Inc.
("INTERSOLV") acquired all of the outstanding common  and
preferred   stock   of   TechGnosis  International   Inc.
("TechGnosis")  pursuant  to  an  Agreement   of   Merger
("Merger  Agreement") by and among INTERSOLV, TechGnosis,
INTERSOLV Perkins Corporation and certain stockholders of
TechGnosis.    Under  the  Merger  Agreement,   INTERSOLV
Perkins  Corporation  was  merged  into  TechGnosis,  and
TechGnosis became a wholly-owned subsidiary of INTERSOLV.
Each share of TechGnosis common and preferred stock,  was
converted  into  2.06 shares of INTERSOLV  common  stock,
excluding  approximately 8.8% of the  TechGnosis  shares,
for which INTERSOLV will pay approximately $7,200,000  in
cash.   INTERSOLV also assumed $3,865,000 of  TechGnosis'
obligations under its 8.4% Subordinated Convertible Notes
("Notes")  due in 1999.  The estimated maximum number  of
INTERSOLV  shares  to  be issued is 3,463,618,  including
1,020,756  shares issuable upon conversion of the  Notes.
In   addition,  TechGnosis  stock  options   may   become
exercisable for up to 396,447 shares of INTERSOLV shares, subject to vesting and forfeiture provisions.

           The  acquisition was not registered under  the
Securities   Act  of  1933,  pursuant  to  Regulation   S
providing for sales to foreign shareholders of TechGnosis
and  Regulation D providing for private sales to domestic
shareholders  of  TechGnosis.   The  exchange  ratio   of
INTERSOLV shares for TechGnosis shares was determined  by
arm's-length    negotiations   between   INTERSOLV    and
TechGnosis.  INTERSOLV and TechGnosis also entered into a
Registration  Rights  agreement dated  October  23,  1995
pursuant to which recipients of approximately 75% of the estimated maximum INTERSOLV shares agreed not to sell any of their shares of INTERSOLV common stock prior to March
19, 1996. INTERSOLV agreed to prepare and file a shelf registration agreement under the 1933 Act with the Securities and Exchange Commission for the resale of the shares and use its reasonable best efforts to cause such a registration statement to be effective on or before March 19, 1996. INTERSOLV expects to account for the TechGnosis acquisition using the pooling-of-interests method.

          TechGnosis, headquartered in Brussels, Belgium,
provides   cross-platform  data  access  technology   for
client/server  environments.   TechGnosis'  data   access
technology, SequeLink, will expand INTERSOLV's family  of
virtual  data  warehousing solutions.   This  acquisition
also enables INTERSOLV to expand its market presence in Asia/Pacific, where TechGnosis derives a significant portion of its revenues. Following completion of the merger, INTERSOLV intends to continue and expand upon the historical TechGnosis business, while integrating its assets and operations with those of INTERSOLV.

Item  7.      Financial Statements, Pro Forma,  Financial
Information and Exhibits.

          It is not practicable to provide the historical
and  pro forma financial statements required to be  filed
pursuant  to  this  Item  7 with respect  to  the  Merger
Agreement.   They  will be filed as soon as  practicable,
but in any event not later than 60 days following the date hereof.

A.     Exhibits

     Exhibit No.     Exhibit

      2           Agreement of Merger dated  October  22,
1995  by  and  among INTERSOLV, TechGnosis International,
Inc.,   INTERSOLV   Perkins   Corporation   and   Certain
Stockholders of TechGnosis.

      3               Registration Rights agreement dated
October 23, 1995.

      SIGNATURES


      Pursuant  to  the  requirements of  the  Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   INTERSOLV, Inc.





Date:  November 7, 1995            By     /s/  Kevin J. Burns
                                   Kevin J. Burns
                                   Chairman and Chief Executive Officer







Date:  November 7, 1995            By     /s/ Kenneth A. Sexton_______
                                   Kenneth A. Sexton
                                   Vice President,
                                   Finance & Administration/CFO















                             AGREEMENT OF MERGER
                                 BY AND AMONG
             INTERSOLV, INC., TECHGNOSIS INTERNATIONAL INC.,
                      INTERSOLV PERKINS CORPORATION
                                     AND
                     CERTAIN STOCKHOLDERS NAMED HEREIN
                            DATED OCTOBER 22, 1995
                              TABLE OF CONTENTS

                                                                    Page

ARTICLE I     THE MERGER                                              2
     1.01     Effective Time                                          2
     1.02     The Surviving Corporation                               2
     1.03     Merger Consideration                                    3
     1.04     Exchange of Certificates.                               6
     1.05     The Closing.                                            7
     1.06     Deliveries at the Closing.                              8

ARTICLE  II    REPRESENTATIONS AND  WARRANTIES  OF  THE
                COMPANY AND THE PRINCIPAL STOCKHOLDERS                8
     2.01     Corporate Organization                                  8
     2.02     Capital Stock                                           9
     2.03     Authorization                                          10
     2.04     Subsidiaries                                           10
     2.05     No Violation                                           12
     2.06     Financial Statements                                   12
     2.07     No Undisclosed Liabilities                             13
     2.08     Absence of Certain Changes                             14
     2.09     Contracts and Insurance                                15
     2.10     Title to Property; Leases                              16
     2.11     Litigation                                             20
     2.12     Tax Matters                                            20
     2.13     Intellectual Property Rights                           23
     2.14     Employee Benefit Plans; Employees                      24
     2.15     Labor Matters                                          26
     2.16     Compliance with Applicable Laws                        27
     2.17     Accounts Receivable                                    27
     2.18     Access                                                 27
     2.19     Accounting Treatment                                   27
     2.20     Governmental Authorities                               28
     2.21     Principal Stockholders                                 29

ARTICLE III   REPRESENTATIONS  AND  WARRANTIES   OF INTERSOLV        30
     3.01     Corporate Organization                                 30
     3.02     Authorization                                          31
     3.03     No Violation                                           31
     3.04     Governmental Authorities                               32
     3.05     SEC  Documents;  Financial  Statements                 32
     3.06     No Undisclosed Liabilities                             34
     3.07     Absence of Certain Changes                             34
     3.08     Capital Stock                                          35
     3.09     Litigation                                             35
     3.10     Investment Company                                     36
     3.11     Surviving Corporation                                  36

ARTICLE IV    REPRESENTATIONS AND WARRANTIES OF  SOLSUB
37
     4.01     Corporate Organization                                 37
     4.02     Authorization                                          37
     4.03     No Violation                                           37
     4.04     Governmental Authorities                               38
     4.05     No Activity                                            38

ARTICLE V    CONDUCT OF THE COMPANY'S BUSINESS  PENDING
THE CLOSING                                                          39
     5.01     General                                                39
     5.02     Covenants                                              39

ARTICLE  VI  COVENANTS OF THE COMPANY, THE  PRINCIPAL
             STOCKHOLDERS AND INTERSOLV                              40
     6.01     Confidentiality                                        40
     6.02     Best Efforts                                           40
     6.03     Options                                                41
     6.04     Notice Under DCL  228.                                 41
     6.05     Press Release                                          42

ARTICLE VII  CONDITIONS PRECEDENT TO THE OBLIGATIONS
             OF INTERSOLV AND SOLSUB                                 42
     7.01     Representations and Warranties; Performance            42
     7.02     Opinion of Counsel.                                    42
     7.03     Resignation  of  Directors  and  Officers              43
     7.04     Registration Rights Agreement                          43
     7.05     Securities Laws                                        43
     7.06     Debentures                                             43
     7.07     Appraisal Rights                                       44

ARTICLE VIII  CONDITIONS PRECEDENT TO THE OBLIGATIONS
              OF THE COMPANY AND THE PRINCIPAL STOCKHOLDERS          44
     8.01     Representations and Warranties; Performance            44
     8.02     Opinion of Counsel                                     44
     8.03     Valid Issuance of Intersolv Shares                     45
     8.04     Registration Rights                                    45
     8.05     Debentures                                             45

ARTICLE IX     INDEMNIFICATION                                       45
     9.01     Indemnification by Principal Stockholders              45
     9.02     Intersolv Indemnity.                                   47
     9.03     Claims by Third Parties                                48
     9.04     Company Directors' and Officers' Indemnity             49

ARTICLE X     MISCELLANEOUS PROVISIONS                               49
     10.01     Amendment and Modification                            49
     10.02     Waiver of Compliance; Consents                        49
     10.03     Investigations; Survival of Representations
               and Warranties                                        50
     10.04     Notices                                               50
     10.05     Assignment                                            53
     10.06     Counterparts                                          53
     10.07     Headings                                              53
     10.08     Governing Law                                         54
     10.09     Time of Essence                                       54
     10.10     Attorneys' Fees                                       54
     10.11     Entire Agreement                                      54
     10.12     Expenses                                              54
     10.13     Severability                                          54
     10.14     No Broker                                             55

Schedules

      Schedule  A: Distribution of Intersolv  Common Stock
      Schedule  B: Persons entering into Registration Rights Agreement

Exhibits

     Exhibit 1:     Registration Rights Agreement
     Exhibit 2:     Company Disclosure Schedule
     Exhibit 3:     Company Financial Statements
     Exhibit 4:     Intersolv Disclosure Schedule
     Exhibit 5:     Opinion of Company  and  Principal
Stockholders' Counsel
     Exhibit 6:     Opinion of Intersolv's Counsel
     Exhibit 7:     Amendment to Note Purchase Agreement

                            AGREEMENT OF MERGER

      THIS AGREEMENT OF MERGER ("Agreement"), is made  as
of October 22, 1995, by and among (i) Intersolv, Inc.,  a
Delaware   corporation  ("Intersolv"),  (ii)   TechGnosis
International   Inc.,   a   Delaware   corporation   (the
"Company"),   (iii)  Intersolv  Perkins  Corporation,   a
Delaware  corporation  ("Solsub") and  (iv)  Furman  Selz
SBIC,  L.P.,  Belgische Maatschapplj voor  Internationale
Investering   (BMI)  NV,  Sofinnova  Capital   II   FCPR,
Sofinnova  Ventures  III L.P., Marc  Van  Rompaey,  Jean-
Claude  Deschamps, Karel De Gucht, Andre Van den Bogaert,
TEG Holding bv, GIMV bv, Parnib Deelnemingen bv and RIDIS bv (Furman Selz SBIC, L.P., Belgische Maatschapplj voor
Internationale Investering (BMI) NV, Sofinnova Capital II
FCPR, Sofinnova Ventures III L.P., Marc Van Rompaey, Jean-
Claude  Deschamps, Karel De Gucht, Andre Van den Bogaert,
TEG Holding bv, GIMV bv, Parnib Deelnemingen bv and RIDIS bv are sometimes collectively referred to herein as the "Principal Stockholders").

     R E C I T A L S:
      A.      Intersolv,  Solsub and the  Company  desire
Solsub  to merge with and into the Company (the "Merger")
on the terms and conditions provided herein.  Pursuant to
the  Merger,  shares of common stock of the Company  (the
"Company Common Stock") and shares of preferred stock  of
the  Company  (the  "Company Preferred  Stock")  will  be
converted  into shares of the common stock  of  Intersolv
("Intersolv Common Stock") or cash.
      B.     The Parties hereto desire to enter into this
Agreement  for  the  purpose  of  setting  forth  certain
representations, warranties and covenants made by each to
the other as the conditions precedent to the consummation
of the Merger.
      C.     The boards of directors of Intersolv, Solsub
and  the Company, respectively, have approved and adopted
this  Agreement  as  a plan of reorganization  under  the
provisions of Section 368(a) of the Internal Revenue Code
of 1986, as amended;
      NOW THEREFORE, in consideration of the premises and
of the mutual provisions, agreements and covenants herein
contained,  Intersolv,  Solsub,  the  Company   and   the
Principal Stockholders agree as follows:
                              ARTICLE I
                              THE MERGER
     1.01     Effective Time.
      The  Merger shall become effective when a  properly
executed  certificate of merger is duly  filed  with  the
Secretary of State of the State of Delaware.  Such filing
shall  be  made as soon as practicable after the Closing.
The  date  on which the Merger shall become effective  is
referred to herein as the "Effective Time".
     1.02     The Surviving Corporation.
           (a)      Subject  to the terms and  conditions
hereof,  at  the Effective Time, Solsub shall  be  merged
with  and into the Company and the separate existence  of
Solsub shall thereupon cease and from the Effective Time,
the  Company  (the "Surviving Corporation")  shall  be  a
subsidiary  of  Intersolv.  The  Merger  shall  have  the
effect  set  forth in the Delaware Corporation  Law  (the
"DCL").
          (b)     The certificate of incorporation of the
Company, as in effect at the Effective Time, shall be the
certificate    of   incorporation   of   the    Surviving
Corporation.  The bylaws of the Company, as in effect  at
the  Effective Time, shall be the bylaws of the Surviving
Corporation.
           (c)      The directors and officers of  Solsub
shall  be  the  initial directors  and  officers  of  the
Surviving Corporation.  The directors and officers of the
Surviving   Corporation  shall  hold  office   from   the
Effective Time until their respective successors are duly
elected  or appointed and qualify in the manner  provided
in  the  certificate of incorporation and bylaws  of  the
Surviving Corporation, or as otherwise provided by law.
     1.03     Merger Consideration.
          (a)     At the Effective Time, by virtue of the
Merger  and  without any action on the part of Intersolv,
the Company or Solsub:
               (i)     Each share of Company Common Stock
and   Company   Preferred  Stock   validly   issued   and
outstanding  prior to the Effective Time  (except  shares
held by stockholders who perfect their dissenters' rights
as provided in Section 1.03(a)(ii) or 1.03(a)(iii)) shall
be  changed and converted into the numbers of  shares  of
Intersolv  Common  Stock set forth on Schedule  A.   (The
total  number of shares of Intersolv Common Stock  issued
pursuant to this Section 1.03(a)(i) shall be referred  to
herein as the "Merger Consideration").
                 (ii)      Company  Common  Stock  and/or
Company  Preferred Stock validly issued  and  outstanding
prior to the Effective Time held by stockholders who have
not  voted  such shares in favor of or consented  to  the
Merger   and   who  have  delivered  to   the   Surviving
Corporation a written demand for appraisal of such shares
in  the  manner  provided  in  Section  262  of  the  DCL
("Dissenting Shares") shall not, by virtue of the Merger,
be  converted into the right to receive Intersolv  Common
Stock,  but  the  holders thereof shall  be  entitled  to
payment of the appraised value of such Dissenting  Shares
in  accordance  with  Section 262 of  the  DCL  ("Section
262");  provided,  however, that (i)  if  any  holder  of
Dissenting   Shares  subsequently  delivers   a   written
withdrawal  of  his or her demand for appraisal  of  such
shares  (with  the  written  approval  of  the  Surviving
Corporation, if such withdrawal is not tendered within 60
days  after the Effective Time), (ii) if any holder fails
to  establish  his  entitlement to  appraisal  rights  as
provided in Section 262 or (iii) if neither any holder of
Dissenting Shares nor the Surviving Corporation has filed
a  petition demanding a determination of the value of the
Dissenting  Shares  within the time provided  in  Section
262,  such  holder  or holders shall be  deemed  to  have
forfeited the right to appraisal of his or her shares and
such  shares  shall  thereupon be  deemed  to  have  been
converted  into, as of the Effective Time, the  right  to
receive  Intersolv  Common Stock as provided  in  Section
1.03 (a)(i).
                (iii)      The holders of Company  Common
Stock  listed on Schedule A have advised the  Company  of
their  desire to dissent from the Merger and  to  receive
cash for their shares of Company Common Stock rather than
Intersolv  Common Stock (the "Objecting  Holders").   The
shares  of  Company Common Stock held  by  the  Objecting
Holders  shall not, by virtue of the Merger, be converted
into the right to receive Intersolv Common Stock, but the
Objecting  Holders have agreed to accept $41.20  in  cash
per  share of Company Common Stock.  If, however, holders
of  Dissenting Shares perfect their appraisal rights  and
receive  cash  with respect to the Dissenting  Shares  in
excess  of $299,929.20, the Objecting Holders have agreed
to  withdraw their objections to the Merger and  to  have
their  Company  Common Stock converted into,  as  of  the
Effective  Time,  the right to receive  Intersolv  Common
Stock  as provided in Section 1.03 (a)(i) in such amounts
that the aggregate cash paid by Intersolv with respect to
Dissenting  Shares  and shares held by Objecting  Holders
does  not  exceed $7,500,000.  If one or  more  Objecting
Holders are required to withdraw their objections to  the
Merger  as  set forth in this Section 1.03 (a)(iii),  any
such  holder  shall  be deemed to  withdraw  his  or  her
objection  in whole and not in part, and such  objections
shall  be  deemed to be withdrawn in such  order  as  the
Objecting  Holders  shall agree, or  if  they  shall  not
agree,  by  lot.   In no event shall an Objecting  Holder
receive a combination of Intersolv Common Stock and  cash
for   such  Holder's  Company  Common  Stock  or  Company
Preferred Stock, if any.
                (iv)      Each  share of  Company  Common
Stock  held  in  the treasury of the Company  immediately
prior  to  the  Effective Time shall, by  virtue  of  the
Merger, be canceled and retired and cease to exist as  of
the  Effective  Time and no consideration shall  be  paid
with respect thereto.
                (v)     Each share of Solsub Common Stock
issued and outstanding prior to the Effective Time  shall
be   changed  and  converted  into  one  fully  paid  and
nonassessable share of Company Common Stock.
           (b)      Intersolv shall not issue  fractional
shares  of  Intersolv  Common Stock  in  connection  with
payment  of  the  Merger Consideration.   All  fractional
shares  of  Intersolv Common Stock  to  which  a  Company
stockholder immediately prior to the Effective Time would
otherwise  be  entitled at the Effective  Time  shall  be
aggregated.   If  a fractional share of Intersolv  Common
Stock   remains  after  such  aggregation,  such  Company
stockholder  otherwise entitled to receive  a  fractional
share   of  Intersolv  Common  Stock  pursuant  to   this
Agreement shall receive cash equal to the amount of  such
fraction of a share multiplied by $41.20.
     1.04       Exchange of Certificates.
           (a)      Exchange Agent.  Prior to the Closing
Date,  Intersolv  shall appoint First  National  Bank  of
Boston  to act as the exchange agent with respect to  the
Merger (the "Exchange Agent").
           (b)     Intersolv to Provide Common Stock  and
Cash.  Promptly after the Effective Time, but in no event
later  than  November  2,  1995,  Intersolv  shall   make
available   to  the  Exchange  Agent  for  exchange,   in
accordance with the terms of this Article I and the Plan,
through  such reasonable procedures as Intersolv and  the
Exchange  Agent  may  adopt, the Intersolv  Common  Stock
issuable  and  the  cash payable pursuant  to  the  terms
hereof.
          (c)     Exchange Procedure for Shares.  As soon
as  practicable  after the Effective Time,  the  Exchange
Agent  shall  mail  to  each  holder  of  record   of   a
certificate  or certificates which immediately  prior  to
the  Effective Time represented outstanding shares of the
Company   Common   Stock  and  Company  Preferred   Stock
("Certificates")  instructions for use in  effecting  the
surrender   of   the   Certificates   in   exchange   for
certificates  for  the  Intersolv  Common  Stock.    Upon
surrender  of  Certificates to the  Exchange  Agent,  the
holders  of the Certificates shall be entitled to receive
in  exchange therefor the respective number of shares  of
Intersolv  Common  Stock to which they  are  entitled  in
accordance   with  Schedule  A.   Each   Certificate   so
surrendered  shall  be  canceled.  Until  surrendered  as
contemplated  by  this Section 1.04(c), each  Certificate
shall be deemed after the Effective Time to represent the
right  to  receive, upon such surrender,  the  number  of
shares  of Intersolv Common Stock as provided on Schedule
A.
           (d)     Exchange Procedure for Dissenters.  As
soon  as  practicable  after  the  Effective  Time,   the
Surviving Corporation shall advise the Exchange Agent  of
the  identity  of  the holders of Dissenting  Shares  and
subsequently  shall  advise the  Exchange  Agent  of  the
identity  of  each holder of Dissenting  Shares  who  (i)
delivers  a  written withdrawal of his or her demand  for
appraisal of such shares, (ii) fails to establish his  or
her  entitlement  to  appraisal  rights  as  provided  in
Section  262  or  (iii)  is  otherwise  deemed  to   have
forfeited  the right to appraisal of his or  her  shares.
The Exchange Agent shall thereafter treat such holder  as
specified  in Section 1.04(c).  The Surviving Corporation
shall  proceed to dispose of all claims with  respect  to
Dissenting Shares, and the Exchange Agent shall apply the
cash  provided pursuant to Section 1.04(b) to the payment
for  Dissenting Shares as the Surviving Corporation shall
direct.
            (e)       Exchange  Procedure  for  Objecting
Holders.  Upon the settlement of all claims with  respect
to  Dissenting Shares, the Exchange Agent shall apply the
balance  of the Intersolv Common Stock and cash  provided
pursuant  to Section 1.04(b) to the exchange  of  Company
Common  Stock  held  by the Objecting  Holders.   To  the
extent that the number of Dissenting Shares permits,  the
Surviving Corporation shall direct the Exchange Agent  to
begin  the  exchange  of  shares held  by  the  Objecting
Holders prior to the disposition of all of the claims  of
the holders of Dissenting Shares.
     1.05       The Closing.  Unless this Agreement shall
have  been  terminated and the transactions  contemplated
hereby  shall  have been abandoned, the  closing  of  the
transactions   contemplated  by   this   Agreement   (the
"Closing") shall take place at the offices of  Arent  Fox
Kintner  Plotkin  &  Kahn, 1050 Connecticut  Avenue,  NW,
Washington,  D.C.,  at 8:30 a.m. on Monday,  October  23,
1995,  or at such other place or places and at such other
time  as the parties may agree (the "Closing Date").   If
all  of  the terms and conditions of this Agreement  have
been  satisfied,  or  their  satisfaction  is  waived  in
accordance  with  the provisions of this  Agreement,  the
certificate of merger meeting the requirements of the DCL
shall be delivered to the Secretary of State of the State
of Delaware for filing on the Closing Date.
      1.06        Deliveries at the Closing.  In addition
to  the  other documents and instruments required  to  be
delivered by any party pursuant to this Agreement, at the
Closing,  (i)  each director and officer of  the  Company
will  deliver  to  Intersolv  a  letter  evidencing   the
resignation  as of the Closing of each such  person  from
each  such  position with the Company and (ii)  Intersolv
will  execute and deliver a Registration Rights Agreement
substantially in the form of Exhibit 1 hereto  with  each
of  the  persons listed on Schedule B (the  "Registration
Rights Agreement").
                         ARTICLE II
      REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND
                THE PRINCIPAL STOCKHOLDERS
      The Company and each of the Principal Stockholders,
jointly  and severally, hereby represent and  warrant  to
Intersolv  and Solsub the following, except as stated  in
the disclosure schedule attached hereto as Exhibit 2 (the
"Company  Disclosure Schedule").  For  purposes  of  this
Article  II, "material adverse effect" means  an  adverse
effect  with  a value of $100,000 or more per occurrence;
provided,   however,  that  any  series  of  related   or
connected events shall be deemed to be an "occurrence."
     2.01       Corporate Organization.  The Company is a
corporation duly organized, validly existing and in  good
standing  under  the  laws  of  Delaware  and  has   full
corporate power and authority to carry on its business as
it  is now being conducted and to own the properties  and
assets  it  now  owns; the Company is duly  qualified  or
licensed to do business as a foreign corporation in  each
jurisdiction   set   forth  on  the  Company   Disclosure
Schedule, which are the only jurisdictions in which  such
qualification or authorization is required by law and  in
which failure so to qualify or be authorized could have a
material  adverse  effect  on the  business,  properties,
condition (financial or otherwise), results of operations
or  reasonably foreseeable prospects of the  Company  and
its  Subsidiaries  (as  defined below)  considered  as  a
whole;  the Company Disclosure Schedule contains complete
and  correct  copies  of  the  Company's  certificate  of
incorporation and bylaws, as amended to date and  as  now
in effect.
      2.02        Capital Stock.  As of the date  hereof,
the  Company's  authorized  capital  stock  consists   of
3,500,000  shares,  consisting  of  3,000,000  shares  of
Company Common Stock, $0.01 par value, of which 1,260,614
shares  are  issued and outstanding and 5,000 shares  are
held in the Company's treasury, and of 500,000 shares  of
Series  A  Company Preferred Stock, $0.01 par  value,  of
which  100,000 shares are issued and outstanding  and  no
shares  are  held in the Company's treasury.  All  issued
and   outstanding  Company  Common  Stock   and   Company
Preferred  Stock is duly and validly issued,  fully  paid
and  nonassessable.  Except for such Company Common Stock
and  Company  Preferred Stock, there  are  no  shares  of
capital  stock of the Company issued and/or  outstanding.
Except  for  (i) options to purchase a total  of  192,450
shares  of  Company Common Stock which have been  granted
under  the  Company's 1993 Key Employee  Incentive  Stock
Option  Plan and 1994 Key Employee Incentive Stock Option
Plan (the "Options"), (ii) conversion rights to acquire a
total of 495,513 shares of Company Common Stock under the
Company's  8.4% Convertible Subordinated Notes  due  1999
(the "Debentures") and (iii) conversion rights to acquire
a  total  of 100,000 shares of Company Common Stock  upon
the  conversion of the Company Preferred Stock, there are
no  outstanding  options,  warrants,  rights,  contracts,
commitments, understandings or arrangements by which  the
Company  is bound to issue any additional shares  of  its
capital  stock or any security convertible  thereunto  or
exercisable   or  exchangeable  therefor.   The   Company
Disclosure   Schedule  sets  forth  true   and   complete
information concerning (i) the identity of each holder of
any  Options, Debentures or Company Preferred Stock; (ii)
the  number  of  shares of Company Common Stock  issuable
upon  the  exercise  of each such  Option  and  upon  the
conversion  of  such  Debentures  and  Company  Preferred
Stock;  and  (iii) the dates on which such  Options  have
vested   or   will  vest  and  became  or   will   become
exercisable.  Fifty or fewer persons residing in  Belgium
hold Company Common Stock, Company Preferred Stock and/or
Debentures.
      2.03        Authorization.  The  Company  has  full
corporate   power  and  authority  to  enter  into   this
Agreement  and to carry out the transactions contemplated
hereby.   The  Board  of Directors of  the  Company  (the
"Company  Board")  has duly authorized and  approved  the
execution  and  delivery  of  this  Agreement   and   the
transactions contemplated hereby.  Except for sending the
notice required by Section 228(d) of the DCL, the Company
has  completed all other necessary actions  to  authorize
and   approve   this   Agreement  and  the   transactions
contemplated hereby, including all required approvals  of
holders  of  the Company Common Stock, Company  Preferred
Stock  and Debentures.  This Agreement is a legal,  valid
and  binding  obligation of the Company,  enforceable  in
accordance with its terms.
        2.04         Subsidiaries.    Except   for    the
subsidiaries  listed  in the Company Disclosure  Schedule
(individually,  a  "Subsidiary"  and  collectively,   the
"Subsidiaries"),  each of which is a duly  organized  and
validly  existing  corporation in good  standing  in  the
jurisdiction  of its incorporation, as set forth  in  the
Company  Disclosure Schedule, the Company does  not  own,
directly or indirectly, any capital stock or other equity
securities  of  any  corporation,  partnership  or  other
entity or have any direct or indirect equity or ownership
interest   in  any  business  other  than  the   business
conducted   by  the  Company.   With  respect   to   each
Subsidiary:   (a)  except as set  forth  in  the  Company
Disclosure   Schedule,  the  Company  owns  directly   or
indirectly  all of such Subsidiary's outstanding  capital
stock; (b) all such outstanding capital stock is duly and
validly  issued, fully paid and nonassessable; (c)  there
are  no outstanding options, warrants, rights, contracts,
commitments, understandings or arrangements by which  the
Subsidiary is bound to issue any additional shares of its
capital  stock or any security convertible  thereunto  or
exercisable or exchangeable therefor; (d)  there  are  no
outstanding   options,   warrants,   rights,   contracts,
commitments, understandings or arrangements by which  the
Company  or  another Subsidiary is bound to transfer  any
shares  of  a Subsidiary's capital stock or any  security
convertible  thereunto  or  exercisable  or  exchangeable
therefor; (e) the Subsidiary is qualified or licensed  to
do business as a foreign corporation in the jurisdictions
identified in the Company Disclosure Schedule, which  are
all  of  the jurisdictions in which the character of  its
properties  or  the  nature of its  business  makes  such
qualification  or  licensing necessary (except  for  such
jurisdictions  in which the failure to so qualify  or  be
licensed would not have a material adverse effect on  the
business, properties, condition (financial or otherwise),
results of operations or reasonably foreseeable prospects
of  the  Company  and its Subsidiaries  considered  as  a
whole);  and (f) the Company Disclosure Schedule contains
complete and correct copies of each Subsidiary's  charter
and bylaws, as amended to date and as now in effect.
      2.05       No Violation.  None of the Company,  any
Subsidiary  or  any  of  their respective  properties  is
subject to or obligated under any law, rule or regulation
of  any  foreign,  federal, state or  local  governmental
authority,  or any order, writ, injunction or decree,  or
any  agreement, instrument, license, franchise or permit,
which would be breached or violated by the performance of
this  Agreement and the consummation of the  transactions
contemplated  hereby.  The performance of this  Agreement
and  the  consummation  of the transactions  contemplated
hereby  do  not and will not conflict with, result  in  a
breach  or  violation  of, or a  default  under  (i)  the
Company's    or    any   Subsidiary's   certificate    of
incorporation  or bylaws, (ii) any obligation  under  any
mortgage,  lease, agreement or instrument  applicable  to
the  Company,  any Subsidiary or any of their  respective
properties or (iii) any law, rule, regulation,  judgment,
order  or  decree  of any government or  governmental  or
regulatory  authority or court having  jurisdiction  over
the  Company,  any Subsidiary or any of their  respective
properties, except, in the case of clauses (ii) and (iii)
hereof, where such conflict, breach, violation or default
would not have a material adverse effect on the business,
properties,  condition (financial or otherwise),  results
of  operations or reasonably foreseeable prospects of the
Company and its Subsidiaries considered as a consolidated
entity,  and  provided further that no representation  or
warranty   is   given  with  respect  to   the   possible
application of any law, rule or regulation pertaining  to
the  preservation  of competition  as  a  result  of  the
consummation  of  the  transactions contemplated  hereby.
The Company's share of the market in Belgium for software
for database connectivity does not exceed 15 percent.
      2.06        Financial Statements.  The Company  has
made  available to Intersolv and Solsub and has  attached
hereto  as  Exhibit  3 true and complete  copies  of  the
Company's  financial  statements  for  the  years   ended
December 31, 1992, 1993 and 1994, each of which has  been
audited   by   KPMG  Peat  Marwick,  independent   public
accountants  (the  "Company Financial Statements").   The
Company  Financial  Statements  have  been  prepared   in
accordance  with generally accepted accounting principles
applied on a consistent basis during the periods involved
(except  as  may be indicated in the notes  thereto)  and
fairly  present in all material respects the consolidated
financial position of the Company and its Subsidiaries as
of  their  respective dates and the related  consolidated
results of operations and cash flows for the periods then
ended.   For  purposes of this Agreement,  the  unaudited
consolidated  balance  sheet  of  the  Company  and   its
Subsidiaries  at August 31, 1995 is hereinafter  referred
to  as  the  "Company Balance Sheet."   The  Company  has
provided   to   Intersolv  and   Solsub   the   unaudited
consolidated  balance sheet and the related  consolidated
statements   of   income,  for  the   Company   and   its
Subsidiaries, for the eight months ended August 31,  1995
(collectively,  the "August Financial Statements").   The
August  Financial Statements have been  prepared  in  all
material  respects in accordance with generally  accepted
accounting  principles  applied  on  a  consistent  basis
during  the periods involved (except as may be  indicated
in  the notes thereto) and fairly present in all material
respects  the  consolidated  financial  position  of  the
Company  and its Subsidiaries as of August 31,  1995  and
the  related consolidated results of operations  for  the
periods  then ended, except for any adjustment  described
therein and the absence of complete footnotes thereto.
      2.07       No Undisclosed Liabilities.  Except  for
(a)  liabilities and obligations disclosed in the Company
Disclosure  Schedule,  (b)  liabilities  and  obligations
incurred  in  the ordinary course of business  since  the
date of the Company Balance Sheet, (c) costs and expenses
incurred   in   connection   with   entering   into   and
consummating  the  transactions  contemplated   by   this
Agreement and (d) the obligations expressly set forth  in
this  Agreement, none of the Company, any  Subsidiary  or
any  of  their  respective properties is subject  to  any
material  liability  or  obligation  (absolute,  accrued,
contingent or otherwise) which was not fully reflected or
reserved against in the Company Balance Sheet.
      2.08        Absence of Certain Changes.  Except  as
disclosed  in  the  Company  Disclosure  Schedule  or  as
contemplated  or permitted by this Agreement,  since  the
date  of  the Company Balance Sheet there has  not  been:
(a)   any   material  adverse  change  in  the  business,
properties,    condition   (financial   or    otherwise),
operations  or  reasonably foreseeable prospects  of  the
Company and its Subsidiaries considered as a consolidated
entity;  (b)  any  damage, destruction or  loss,  whether
covered  by  insurance or not, materially  and  adversely
affecting  the properties or business of the Company  and
its Subsidiaries considered as a consolidated entity; (c)
any declaration, setting aside or payment of any dividend
(whether  in cash, stock or property) in respect  of  the
capital stock of the Company, or any redemption or  other
acquisition  of  such  stock  by  the  Company   or   any
Subsidiary; (d) any increase in the compensation  payable
or  to become payable by the Company or any Subsidiary to
their respective employees or any adoption of or increase
in  any  bonus,  insurance,  pension  or  other  employee
benefit plan, payment or arrangement made to, for or with
any  such  employees, except increases occurring  in  the
ordinary  course of business as set forth in the  Company
Disclosure  Schedule; (e) a loss of 15 or more  employees
or  the addition of 15 or more employees; (f) except  for
the  grant of licenses and the sale of inventory  in  the
ordinary course of business, any sale or transfer by  the
Company  or  any  Subsidiary affecting  any  tangible  or
intangible asset (other than an asset no longer necessary
or  useful  in the business), any mortgage or  pledge  or
creation  of  any security interest, lien or  encumbrance
affecting   any  such  asset,  any  lease  of   property,
including  equipment,  or cancellation  of  any  debt  or
claim; (g) any material transaction by the Company or any
Subsidiary  not in the ordinary course of  business;  (h)
any change by the Company or any Subsidiary in accounting
methods  or  principles;  or  (i)  any  understanding  or
agreement, whether in writing or otherwise, to  take  any
action described in this Section 2.08.
      2.09        Contracts  and  Insurance.   Except  as
disclosed  in the Company Disclosure Schedule, there  are
(a)  no  employment  agreements, other  personal  service
agreements,  non-competition agreements,  confidentiality
agreements  or  agreements with respect to inventions  to
which the Company or any Subsidiary is a party and (b) no
agreements  (including  license  agreements,  maintenance
agreements,  support agreements, distribution agreements,
joint  venture  agreements, stockholder agreements,  loan
agreements  and lease agreements, if any,  but  excluding
employee benefit plans or arrangements listed pursuant to
Section 2.14) to which the Company or any Subsidiary is a
party,   which  is  material  to  the  Company  and   its
Subsidiaries  considered  as a  consolidated  entity,  or
which  by its terms involves the future payment by or  to
the Company or a Subsidiary of $100,000 or more.  None of
the  Company,  any Subsidiary or any other party  to  any
such  agreement  has breached or violated any  provisions
of, is in default under the terms of, nor will compliance
with the terms of this Agreement result in a breach of or
default  in,  any such agreement, plan or arrangement,  a
breach  or  violation of which or a default  under  which
would have a materially adverse effect upon the business,
properties,    condition   (financial   or    otherwise),
operations  or  reasonably foreseeable prospects  of  the
Company and its Subsidiaries considered as a consolidated
entity.   The  Company  or one of  its  Subsidiaries  may
terminate all of the distribution agreements entered into
by the Company or any of its Subsidiaries without penalty
upon prior unilateral notice given by the Company or such
Subsidiary on the expiration of their respective  current
terms.   The Company Disclosure Schedule includes a  true
and correct schedule of all policies of insurance carried
by  the Company and its Subsidiaries.  Such policies  are
in  full  force and effect, and no notice of cancellation
has been received for any of such policies.
     2.10       Title to Property; Leases.
          (a)     The Company or one of its Subsidiaries,
as  the case may be, has good and marketable title to all
real  property  and  good  and sufficient  title  to  all
material property and assets which are not real property,
reflected in the Company Balance Sheet or acquired  after
the  date  of  the  Company  Balance  Sheet  (except  (i)
properties and assets sold or otherwise disposed of since
the  date  of  the Company Balance Sheet in the  ordinary
course  of  business, (ii) assets no longer necessary  or
useful  in  the business and (iii) properties and  assets
that are leased, as to which it has valid and enforceable
leases), free and clear of all mortgages, liens, pledges,
charges or encumbrances of any kind or character,  except
(i)  statutory liens for real and personal property taxes
not  yet delinquent or payable subsequent to the date  of
this Agreement and statutory or common law liens securing
the  payment  or  performance of any  obligation  of  the
Company  or  a Subsidiary, the payment or performance  of
which  is  not  delinquent,  or  which  are  payable   or
performable  without  interest or penalty  subsequent  to
such  date, or the validity of which are being  contested
in  good  faith by the Company or a Subsidiary; (ii)  the
rights  of  customers  of  the Company  with  respect  to
inventory  or  work in process under orders or  contracts
entered  into  by  the  Company or a  Subsidiary  in  the
ordinary course of business; (iii) such imperfections  or
irregularities  of  title, liens, easements,  charges  or
encumbrances  as  do  not  materially  detract  from   or
materially  interfere with the use of the  properties  or
assets subject thereto, or affected thereby, or otherwise
materially impair business operations at such properties;
(iv)  such  imperfections  or  irregularities  of  title,
liens,  easements, charges or encumbrances as  would  not
materially  interfere  with the sale  of,  or  materially
detract from the aggregate value of, such properties  and
assets;  and  (v) as expressly disclosed in  the  Company
Disclosure  Schedule.  The material buildings,  machinery
and   equipment  of  the  Company  and  its  Subsidiaries
reflected   in   the  Company  Balance   Sheet   are   in
satisfactory  operating condition and  repair  (excepting
normal wear and tear, defects the cost of repairing which
would  not  be  material, any need for ordinary,  routine
maintenance  and  repairs, such  as  have  been  sold  or
otherwise  disposed  of since the  date  of  the  Company
Balance Sheet in the ordinary course of business or  such
as are no longer necessary or useful in the business).
          (b)     For the purposes of this Agreement:
                (i)        "Product" means  the  computer
programs  and components thereof known as SequeLink,  all
as   more  fully  described  in  the  Company  Disclosure
Schedule, including all options or programs marketed with
or  as  a  part of or adjunct to the foregoing,  and  all
copyrights  related  thereto  (including  rights  in  the
structure, sequence and organization of the Product,  all
screen  layouts, command sequences and user  interfaces).
The   term  "Product"  shall  include  all  present   and
predecessor versions of the above programs, products  and
components  and related source and object  code  and  all
rights  to manufacture, use and sell the same.  "Product"
shall  also  include  all rights, claims  and  causes  of
action  arising  out of any employment,  non-competition,
confidentiality or other similar agreement, obligation or
understanding between, or arising out of, any existing or
former   employees'  employment  relationship  with   the
Company or any Subsidiary, to the extent that such rights
relate to the software products described above.
                 (ii)        "Documentation"  means   all
existing  specifications and documents for  the  use  and
maintenance of the Product, including but not limited to,
all  user  guides, installation guides, systems listings,
narrative   descriptions,  file   layouts,   logic   flow
diagrams,  source and load modules, output reports,  test
or   other  data,  test  programs,  and  other  necessary
information that is owned, used or held by the Company or
any Subsidiary.
                (iii)      "Intellectual Property"  means
any  and all right, title and interest of the Company  or
any  Subsidiary  in and to:  all patents,  registered  or
unregistered tradenames, trademarks and servicemarks  and
registered  or  unregistered copyrights and  applications
therefor   ("Rights")  owned  by  the  Company   or   any
Subsidiary   (collectively   "Company   Rights");   trade
secrets,  customer lists, methodologies  (to  the  extent
protectable),   proprietary  development  and   marketing
information  and  know-how, inventions, inventors'  notes
(to  the  extent such notes exist), drawings, and designs
associated  with  any of the foregoing, relating  to  the
business of the Company or its Subsidiaries.
                  (iv)          The   Company   or    its
Subsidiaries, Techgnosis, Inc. or Gnosis N.V., have  full
and  exclusive right, title and interest in  and  to  the
Product,  Documentation and Intellectual  Property,  free
and  clear  of all claims, liens, encumbrances,  licenses
and   other  interests,  except  for  those  specifically
disclosed on the Company Disclosure Schedule, and neither
the   Company  nor  any  of  its  Subsidiaries  has   any
obligation to any other person or entity with respect  to
the  Product,  Documentation  or  Intellectual  Property,
except  as  disclosed in the Company Disclosure Schedule.
The  Company,  Techgnosis, Inc. or Gnosis  N.V.  has  the
right  to  bring actions for infringement of the Product,
the Documentation and the Intellectual Property, and none
of  the Intellectual Property infringes the rights of any
other  person,  except as specifically disclosed  in  the
Company  Disclosure  Schedule.  The Company,  Techgnosis,
Inc.  or  Gnosis  N.V.  has taken all  action  reasonably
necessary  to maintain as trade secrets the source  codes
and   all  other  proprietary  portions  of  the  Product
described in the Company Disclosure Schedule.  Except  as
set  forth in the Company Disclosure Schedule, no  source
or object code of any software included in the Product is
subject  to  escrow.  Except as disclosed in the  Company
Disclosure  Schedule, the Company,  Techgnosis,  Inc.  or
Gnosis  N.V.  has all rights to any existing versions  of
the   Product  for  use  in  various  computer  operating
environments and, to the knowledge of the Company and the
Principal Stockholders, is not prohibited from converting
the  Product  for  use  in all other  computer  operating
environments.
           (c)      Set  forth in the Company  Disclosure
Schedule  is  a  true and correct list of each  lease  or
occupancy agreement with respect to which the Company  or
any  of its Subsidiaries is the tenant (collectively, the
"Company  Leases"  and individually, a "Company  Lease"),
which list sets forth the date of each such Company Lease
and any amendment thereto.  The information set forth  in
the  Company  Disclosure Schedule with  respect  to  each
Company  Lease  is  true  and  correct  in  all  material
respects.   Each of the Company Leases is in  full  force
and  effect  and, except as expressly set  forth  in  the
Company  Disclosure Schedule, (i) no  Company  Lease  has
been modified, amended, canceled or terminated; (ii) none
of  the  Company, any of its Subsidiaries  or  any  other
party to any Company Lease is in material default of  any
of its respective obligations thereunder; (iii) no notice
has  been  given  or  received by the  lessee  under  any
Company Lease alleging a default by the recipient of such
notice  or  a claim or offset against the enforcement  of
such  recipient's  rights under such Company  Lease;  and
(iv)  no  consent  or approval of the  lessor  under  any
Company Lease or of any other party is required to permit
the transactions contemplated by this Agreement, and such
transactions  will not conflict with, or  result  in  any
breach  or  violation of, or default under,  any  Company
Lease, entitle the lessor to cancel or terminate the same
or  otherwise materially adversely affect the  rights  of
the  lessee thereunder.  The copies of the Company Leases
that have heretofore been delivered or made available  to
Intersolv  and  Solsub  are true,  complete  and  correct
copies  of  the Company Leases and reflect and constitute
the  entire  agreement  between  the  lessor  and  lessee
thereunder concerning the leasing of and/or occupancy  of
the premises or property covered thereby.
      2.11        Litigation.  There is no suit,  action,
proceeding,  claim  (including  breach  of  warranty  and
product  liability claims) or, to the  Company's  or  the
Principal    Stockholders'    knowledge,    investigation
involving  $100,000 or more (or of material  significance
because of the nonmonetary relief sought), pending, or to
the  Company's or such persons' knowledge, threatened  or
contemplated  against the Company or  any  Subsidiary  or
materially affecting the business, properties,  condition
(financial  or  otherwise),  results  of  operations   or
reasonably foreseeable prospects of the Company  and  its
Subsidiaries considered as a consolidated entity, nor  is
there  any such judgment, decree, injunction or order  of
any  court or governmental department, commission, agency
or instrumentality outstanding against the Company or any
Subsidiary.  None of the Company, any Subsidiary  or  any
of  their  respective properties or assets is subject  to
any  other judgment, injunction or decree that materially
and adversely affects the business, properties (financial
or   otherwise),  results  of  operations  or  reasonably
foreseeable prospects of the Company and its Subsidiaries
considered as a consolidated entity.
     2.12       Tax Matters.
           (a)      For  purposes of this Agreement,  (i)
"Taxes"  shall  mean  all  taxes,  assessments,  charges,
duties,   fees,  levies  or  other  governmental  charges
(including  interest,  penalties or additions  associated
therewith)   (including,  without  limitation,   federal,
state,  city,  county, local, foreign, or  other  income,
franchise,   capital,  withholding,  real   or   tangible
property,    employment,    unemployment    compensation,
transfer, sales, use, valued added, excise and all  other
taxes  of  any  kind) imposed by the United  States,  any
foreign  government or any state, city, county  or  other
subdivision or agency thereof, whether disputed  or  not,
(ii)  "Tax Return" shall mean any return, declaration  of
estimated tax, report or other information to be required
to  be  supplied  to a taxing authority with  respect  to
Taxes  and  (iii)  "Transaction" means any  one  or  more
transactions,  acts,  events  or  omissions  of  whatever
nature.
            (b)       The   Company  and  each   of   its
Subsidiaries have filed on a timely basis all Tax Returns
and  have  timely given all notices in respect  of  Taxes
required  to  be  filed or given by  any  of  them  under
applicable   law   within  the  applicable   statute   of
limitations  period.   Except  as  contemplated  in  this
Section  2.12(b),  such  Tax  Returns  are  complete  and
accurate  in all material respects.  All Taxes  shown  on
such  Tax  Returns have been, and all Taxes  subsequently
assessed  with respect to the periods and or Transactions
to  which  such Tax Returns relate have been or will  be,
timely,  and  fully  paid except  for  amounts  that  the
Company  or a Subsidiary is contesting in good faith,  as
set forth in the Company Disclosure Schedule.  Except  as
set   forth  in  the  Company  Disclosure  Schedule,   no
extensions of time to file such Tax Returns or waivers of
statutes of limitation have been granted.  The provisions
in  the  August Financial Statements for Taxes  currently
payable  and  for  deferred Taxes  are  adequate  in  all
material respects to provide for such Taxes for which the
Company  and  its Subsidiaries taken as a  whole  may  be
liable in respect of periods or Transactions through  the
dates  thereof.   Such  provisions  do  not  assume   the
availability  of any loss carryforwards.   Based  on  the
Company's  federal income tax returns  as  filed  (taking
into  account any amendments) and based on estimates  for
its  current  taxable year, except as  indicated  in  the
Company  Disclosure Schedule, the Company has no  federal
net  operating  losses,  capital losses  or  tax  credits
available for carryforward.  There have been, or prior to
the Effective Time, there will be, delivered to Intersolv
true  and complete copies of all income Tax Returns filed
on  behalf  of the Company and its Subsidiaries  for  tax
periods  ending on or after December 31,  1992.   No  Tax
Returns of the Company and its Subsidiaries are currently
under  audit by the Internal Revenue Service (the  "IRS")
or  other taxing authority.  No fact or condition  exists
relating  to any past or present Transaction,  except  as
set  forth in the Company Disclosure Schedule,  which  if
known  to any taxing authority having jurisdiction, would
in  the  Company's or Principal Stockholders'  reasonable
judgment likely result in a successful challenge by  such
authority of the treatment or omission of such factor  or
condition  on  any tax return, report or  notice  of  the
Company  or its Subsidiaries, and no issue has arisen  in
any  examination of the Company or any Subsidiary by  the
IRS  or  other taxing authority that, in either case,  if
raised  with respect to any other period not so  examined
would  result in a proposed material deficiency  for  any
other period not so examined, if upheld.  The Company and
its  Subsidiaries  have  made all payments  of  estimated
Taxes  required  to  be made under Section  6655  of  the
Internal  Revenue Code of 1986, as amended  (the  "Code")
and  any comparable provisions of state, local or foreign
law.   All  such amounts that are required to be remitted
to  any  taxing authority have been duly remitted, except
for  such  amounts  as the Company  or  a  Subsidiary  is
contesting  in  good faith as set forth  in  the  Company
Disclosure Schedule.  Except as set forth in the  Company
Disclosure  Schedule, there is no pending, threatened  or
contemplated  action, audit, proceeding or  investigation
for  the assessment or collection of Taxes of the Company
or  any of its Subsidiaries.  Except as set forth in  the
Company  Disclosure Schedule, there are no  requests  for
rulings,   outstanding   subpoenas   or   requests    for
information with respect to Taxes of the Company  or  any
of   its  Subsidiaries,  proposed  reassessments  of  any
property  owned or leased by the Company or  any  of  its
Subsidiaries, or similar matters pending with respect  to
any taxing authority.  Except as set forth in the Company
Disclosure  Schedule,  no  power  of  attorney  has  been
granted  by  the Company or any of its Subsidiaries  with
respect  to  any  matter  relating  to  Taxes  which   is
currently  in  force.  Any adjustment  of  Taxes  of  the
Company  or its Subsidiaries in any examination which  is
required  to  be reported to the IRS or other appropriate
state,  local  or  foreign taxing  authorities  has  been
reported  and  any  additional amount  due  with  respect
thereto has been paid except for amounts that the Company
or  Subsidiary is contesting in good faith, as set  forth
in the Company Disclosure Schedule.
           (c)      The Company has provided to Intersolv
copies of all material revenue agent's reports and  other
material  written  assertions of  deficiencies  or  other
liabilities   for   Taxes,  of  the   Company   and   its
Subsidiaries with respect to past periods for  which  the
limitations period has not expired.
      2.13     Intellectual Property Rights.  The Company
Disclosure  Schedule accurately identifies  all  Product,
Company Rights and all Rights licensed to the Company  or
its  Subsidiaries by third parties, the ownership as well
as  the  registered  or unregistered status  of  all  the
foregoing   being   separately  stated.    The   Product,
Documentation  and Intellectual Property  (including  all
Company Rights), together with all Rights licensed to the
Company by third parties, are adequate for the conduct of
the   business   of  the  Company  and  its  Subsidiaries
considered   as   a   consolidated  entity.      Products
manufactured  and/or sold and services  provided  by  the
Company  and its Subsidiaries do not infringe the  Rights
owned by any other person or entity.  Except by virtue of
their   ownership  of  Company  Common   Stock,   Company
Preferred Stock and Debentures, no Principal Stockholder,
and  to  the  knowledge of the Company and the  Principal
Stockholders,  no director, officer or  employee  of  the
Company  or any Subsidiary, owns any interest in (a)  any
Product, Documentation or Intellectual Property,  or  (b)
any  Rights which infringe upon, conflict with, or relate
to  any  Product, Documentation or Intellectual  Property
which may supplement, substitute for or compete with  any
of the Product, Documentation or Intellectual Property or
Rights now used by the Company or any Subsidiary.
     2.14      Employee Benefit Plans; Employees.
           (a)      All  employee benefit plans or  other
material arrangements under which or to which the Company
or  any  Subsidiary contributes to or for the benefit  of
their  respective employees are accurately identified  in
the  Company  Disclosure Schedule.  All  such  plans  and
arrangements  have  been, and up  to  the  Closing  shall
continue  to be, maintained in compliance in all material
respects  with, where applicable, the Employee Retirement
Income Security Act, as amended ("ERISA"), the Code,  all
federal  and state securities laws, all other  applicable
federal, state and foreign laws, and all regulations  and
rulings issued by government agencies responsible for the
administration or enforcement of one or more  such  laws.
There   is  no  current  matter,  including  any   matter
involving the administration and operation of such  plans
or  arrangements, which would either materially adversely
affect   the   likelihood  of  any  of  such   plans   or
arrangements  being deemed to be in compliance  with  the
applicable  provisions of any such laws,  regulations  or
rulings or impose any material liability upon the Company
and  its Subsidiaries considered as a consolidated entity
with respect to such plans or arrangements.  No such plan
or  arrangement,  nor  any trust established  thereunder,
shall  be  amended or terminated prior  to  the  Closing,
except  as may be adopted as a condition to the  issuance
of  a  favorable determination letter by the IRS,  or  as
otherwise may be required to comply with the requirements
of applicable laws.
           (b)       None of the Company, any Subsidiary,
any  of  the employee benefit plans listed in the Company
Disclosure  Schedule or any trustee or  administrator  of
any such plans has engaged in a transaction in connection
with  which the Company or any of its Subsidiaries  could
be subject to either a civil penalty assessed pursuant to
Section 502(i) of ERISA or a tax imposed by Section  4975
of the Code.
          (c)     The employee retirement plans listed in
the  Company  Disclosure  Schedule  as  being  tax-exempt
(collectively  the "Pension Plans"), at  all  times  have
qualified  as tax-exempt plans under Section 401  of  the
Code,  and  the trusts which are a part of  such  Pension
Plans  (collectively, the "Trusts")  at  all  times  have
qualified  as tax-exempt trusts under Section  501(a)  of
the  Code.   All  such  Pension Plans  and  Trusts  shall
continue to so qualify up to the Closing.
           (d)      No  liability to the Pension Benefits
Guaranty  Corporation ("PBGC") has  been  incurred,  with
respect to any Pension Plan, by the Company or any of its
Subsidiaries.   Neither  the  Company  nor  any  of   its
Subsidiaries  has received notice of the  institution  of
proceedings  by the PBGC to terminate any  Pension  Plan.
Included in the Company Disclosure Schedule is a true and
correct  list of all notices of reportable events (within
the  meaning  of  Section 4043(b)  of  ERISA)  which  the
Company  or  any of its Subsidiaries has filed  with  the
PBGC.
            (e)       The   Company  has   not   been   a
participating   employer  in  any   "multi-employer"   or
"multiple employer" plans (within the meaning of Sections
4063 and 4064 of ERISA).
            (f)       The   Company  Disclosure  Schedule
contains  a  true  and  complete  list  identifying  each
employee  of the Company and its Subsidiaries, each  such
employee's   position  with  the   Company   and/or   its
Subsidiaries   and  the  salary  and  other  compensation
currently payable to each such employee.
           (g)      Gnosis N.V. has no employees entitled
to the status of "protected workers" nor former employees
currently  entitled  to an early retirement  pension,  as
those  benefits  are  provided for in applicable  Belgian
law.
      2.15       Labor Matters.  The Company and each  of
its  Subsidiaries have complied in all material  respects
with  all  applicable federal, state, local  and  foreign
laws and regulations relating to the employment of labor,
including,  to  the extent applicable,  the  Occupational
Safety and Health Act and any provisions of such laws and
regulations   relating  to  wages,  bonuses,   collective
bargaining, equal opportunity, equal pay and the  payment
of   social  security  and  similar  payroll  taxes.   No
employees  of the Company or any of its Subsidiaries  are
on  strike or have threatened to strike.  Except  as  set
forth in the Company Disclosure Schedule, no unfair labor
practice  charges  are  pending  or  are  threatened   or
contemplated  against  the  Company  or  any  Subsidiary.
Gnosis  N.V.  is  not  party to a  collective  bargaining
agreement, nor is it required to participate in  a  works
council  or  a  health  and  safety  committee,  as  such
arrangements are provided for in applicable Belgian  law.
Gnosis N.V. has not been subject to a labor inspection.
      2.16        Compliance with Applicable  Laws.   The
Company  and  each of its Subsidiaries are in  compliance
with   all  foreign,  federal,  state  and  local   laws,
statutes,  ordinances, regulations, orders,  decrees  and
judgments  applicable to them, the enforcement of  which,
if  any  one  were  not  in  compliance,  would  have   a
materially  adverse  effect on the business,  properties,
condition (financial or otherwise), results of operations
or  reasonably foreseeable prospects of the  Company  and
its Subsidiaries considered as a consolidated entity.
       2.17     Accounts Receivable.  Except as set forth
in   the   Company  Disclosure  Schedule,  the   accounts
receivable reflected on the Company Balance Sheet (or any
accounts receivable sold by the Company or any Subsidiary
on  a recourse basis) arose and will arise from bona fide
transactions  in the ordinary course of business  (except
for  amounts  which  are  not,  individually  or  in  the
aggregate,  material) and the Company has  no  reason  to
believe  that  such receivable will not be  collected  in
full  or be fully collectible at their face amounts (less
any applicable reserves reflected in the August Financial
Statements   or  thereafter  established   on   a   basis
consistent  with  the reserves reflected  on  the  August
Financial Statements) within 90 days after the Closing.
     2.18     Access.  All persons who have had access to
any  material portion of the Intellectual Property  which
is   proprietary  and  non-public  have   executed   non-
disclosure agreements with the Company.
      2.19      Accounting  Treatment.  All  transactions
effected  by  the  Company in the Company  Common  Stock,
Company  Preferred  Stock or Debentures  within  the  two
years before the Merger was initiated or between the date
the Merger was initiated and the Closing are set forth in
the  Company Disclosure Schedule.  Except as specifically
set forth in the Company Disclosure Schedule, the Company
has  not,  either within the two years before the  Merger
was   initiated  or  between  the  date  the  Merger  was
initiated and the Closing, (i) amended the terms  of  the
Company   Common  Stock,  Company  Preferred   Stock   or
Debentures  so  as to change the relative  voting  rights
thereof  or (ii) amended the terms of outstanding options
to  purchase  Company Common Stock so as  to  change  the
vesting  or  exercise rights thereof.   The  Company  has
reacquired Company Common Stock, Company Preferred  Stock
or  Debentures  only  for purposes  other  than  business
combinations and has not reacquired Company Common Stock,
Company  Preferred Stock or Debentures between  the  date
the   Merger   was  initiated  and  the   Closing.    All
reacquisitions of Company Common Stock, Company Preferred
Stock  or Debentures were approved by the Company's board
of  directors, such approvals are set forth in minutes of
meetings  of the Company's directors or written  consents
of  the  Company  directors and such reacquisitions  have
been listed in the Company Disclosure Schedule.  For  the
purposes  of  this  representation,  the  conversion   of
Company Preferred Stock into Company Common Stock and the
conversion  of  Debentures into Company Common  Stock  in
accordance with their respective existing terms shall not
be deemed to constitute a "reacquisition."
      2.20      Governmental  Authorities.   No  consent,
approval,  order  or authorization of,  or  registration,
declaration  or filing with, any governmental  entity  is
required  by  or  with  respect to  the  Company  or  any
Subsidiary in connection with the execution and  delivery
of this Agreement or the consummation of the transactions
contemplated  hereby, except for (i) the  filing  of  the
certificate  of  merger  with the Delaware  Secretary  of
State,  (ii)  such  consents as  have  been  obtained  in
connection with the transactions contemplated herein  and
(iii)   such  other  consents,  authorizations,  filings,
approvals and registrations which if not obtained or made
would  have  a  material adverse effect on the  Company's
ability to consummate the transactions hereunder.
     2.21     Principal Stockholders.
           (a)      The Principal Stockholders have  full
power  and authority to enter into this Agreement and  to
carry  out  their obligations contemplated hereby.   This
Agreement has been duly executed and delivered by, and is
the legal, valid and binding obligation of, the Principal
Stockholders, enforceable against them in accordance with
its terms.  The Principal Stockholders are not subject to
or  obligated  under any law, rule or regulation  of  any
governmental  authority, or any  judgment,  order,  writ,
injunction  or  decree,  or  any  license,  franchise  or
permit,  which  would  be breached  or  violated  by  the
Principal    Stockholders'   execution,   delivery    and
performance of this Agreement and the consummation of the
transactions  contemplated  hereby.   The  execution  and
delivery  of this Agreement by the Principal Stockholders
and  the  consummation  of the transactions  contemplated
hereby do not and will not conflict with or result in the
violation  of  any obligation under any mortgage,  lease,
agreement or instrument applicable to any of them.
           (b)      Each  of  the Principal Stockholders,
individually,  and not jointly, represents  and  warrants
that   such   Principal  Stockholder  is  acquiring   the
Intersolv  Common Stock for such Principal  Stockholder's
own account, for investment purposes and without any view
to  resell  or effect any distribution of such  Intersolv
Common   Stock,  other  than  as  contemplated   in   the
Registration  Rights Agreement or as otherwise  permitted
by  applicable law.  The Principal Stockholders have been
fully  informed as to the circumstances under which  they
are required to take and hold such Intersolv Common Stock
pursuant  to  the requirements of the Securities  Act  of
1933,   as  amended  (the  "Securities  Act"),  and   any
applicable   state   securities  laws.    The   Principal
Stockholders  understand that the Intersolv Common  Stock
has  not been registered under the Securities Act or  any
applicable state securities law and may not be offered or
sold  in  the  United States or to a  "U.S.  Person"  (as
defined under Regulation S of the Securities Act)  unless
registered  under the Securities Act and  any  applicable
state   law   or  an  exemption  therefrom  is  available
(including, but not limited to, Rule 904 under Regulation
S).   Each  of  Furman  Selz  SBIC,  L.P.  and  Sofinnova
Ventures III L.P. is an "accredited investor" (as defined
under  Regulation D of the Securities Act)  and  none  of
BMI;  Sofinnova Capital II FCPR; Marc Van Rompaey,  Jean-
Claude  Deschamps, Karel De Gucht, Andre Van den Bogaert,
TEG Holding bv, GIMV bv, Parnib Deelnemingen bv, or RIDIS
bv is a "U.S. Person" (as defined above).
           (c)      The  18  persons with  United  States
addresses listed on the Company's stockholder list  dated
September  20,  1995 are the only record holders  of  the
Company's  securities who are U.S. Persons.  Neither  the
Company nor the Principal Stockholders know of any  other
U.S.  Person  who  has  a  beneficial  interest  in   the
Company's securities.
                    ARTICLE III
         REPRESENTATIONS AND WARRANTIES OF
                    INTERSOLV
     Intersolv represents and warrants to the Company and
the  Company's  stockholders and Debenture  holders  that
except  as  stated  in the disclosure  schedule  attached
hereto   as   Exhibit   4   (the  "Intersolv   Disclosure
Schedule"):
      3.01       Corporate Organization.  Intersolv is  a
corporation duly organized, validly existing and in  good
standing  under  the  laws  of  the  State  of  Delaware.
Intersolv has full corporate power and authority to carry
on  its business as it is now being conducted and to  own
the properties and assets it now owns.
       3.02        Authorization.   Intersolv  has   full
corporate   power  and  authority  to  enter  into   this
Agreement  and to carry out the transactions contemplated
hereby.   The  Board  of  Directors  of  Intersolv   (the
"Intersolv  Board") has duly authorized and approved  the
execution  and  delivery  of  this  Agreement   and   the
transactions contemplated hereby, and no other  corporate
proceedings  on  the part of Intersolv are  necessary  to
authorize and approve this Agreement and the transactions
contemplated  hereby.  This Agreement is a  legal,  valid
and  binding obligation of Intersolv, enforceable against
Intersolv in accordance with its terms.
      3.03      No Violation.  Neither Intersolv nor  any
of   its   subsidiaries  (individually,   an   "Intersolv
Subsidiary"    and    collectively,    the     "Intersolv
Subsidiaries"), nor any of their respective properties is
subject to or obligated under any law, rule or regulation
of  any  governmental  authority,  or  any  order,  writ,
injunction   or   decree,  or  any  material   agreement,
instrument, license, franchise or permit, which would  be
materially   breached  or  violated  by  the   execution,
delivery   and   performance  of   this   Agreement   and
consummation    by   Intersolv   of   the    transactions
contemplated   hereby.   The  execution,   delivery   and
performance  of  this  Agreement  by  Intersolv  and  the
consummation of the transactions contemplated  hereby  do
not  and  will not conflict with, result in a  breach  or
violation   of,  or  a  default  under  (i)   Intersolv's
certificate   of  incorporation  or  bylaws,   (ii)   any
obligation  under  any  mortgage,  lease,  agreement   or
instrument   applicable  to  Intersolv,   any   Intersolv
Subsidiary or any of their respective properties or (iii)
any  law, rule, regulation, judgment, order or decree  of
any government or governmental or regulatory authority or
court  having jurisdiction over Intersolv, any  Intersolv
Subsidiary or any of their respective properties,  except
in  the  case  of  clauses  (ii)  and  (iii)  where  such
conflict, breach, violation or default would not  have  a
material  adverse  effect  on the  business,  properties,
condition (financial or otherwise), results of operations
or  reasonably foreseeable prospects of Intersolv and the
Intersolv   Subsidiaries  considered  as  a  consolidated
entity  and  provided further that no  representation  or
warranty   is   given  with  respect  to   the   possible
application of any law, rule or regulation pertaining  to
the  preservation  of competition  as  a  result  of  the
consummation of the transactions contemplated hereby.
      3.04        Governmental Authorities.  No  consent,
approval,  order  or authorization of,  or  registration,
declaration  or filing with, any governmental  entity  is
required by or with respect to Intersolv or any Intersolv
Subsidiary in connection with the execution and  delivery
of this Agreement or the consummation of the transactions
contemplated  hereby, except for (i) the  filing  of  the
certificate  of  merger  with the Delaware  Secretary  of
State,  (ii)  such disclosures, filings,  statements  and
reports  under the Securities Exchange Act  of  1934,  as
amended  (the  "Exchange Act"), or otherwise  as  may  be
required  in  connection  with  this  Agreement  and  the
transactions  contemplated hereby to be  filed  with  the
Securities  and  Exchange Commission  ("SEC")  or  NASDAQ
National  Market,  (iii)  such  consents  as  have   been
obtained in connection with the transactions contemplated
herein  and  (iv)  such  other consents,  authorizations,
filings,  approvals  and  registrations  which   if   not
obtained or made would have a material adverse effect  on
Intersolv's   ability  to  consummate  the   transactions
hereunder.
        3.05       SEC  Documents; Financial  Statements.
Intersolv has made available to the Company and  each  of
the  Principal Stockholders true and complete  copies  of
Intersolv's  Annual Report on Form 10-K  for  its  fiscal
year  ended April 30, 1995, Intersolv's Annual Report  to
Stockholders  for its fiscal year ended April  30,  1995,
its proxy statement with respect to its annual meeting of
stockholders  held  in  September  1995  and  Intersolv's
Quarterly Report on Form 10-Q for its quarter ended  July
31,  1995  (collectively, and including all exhibits  and
schedules thereto and documents incorporated by reference
therein,  the "Intersolv SEC Documents"), and  will  make
the  Intersolv  SEC Documents available to the  Company's
other stockholders.  As of their respective filing dates,
all  Intersolv  SEC Documents complied  in  all  material
respects with the requirements of the Exchange Act or the
Securities Act, as applicable, and none of the  Intersolv
SEC  Documents  contained  any  untrue  statement  of   a
material  fact  or  omitted  to  state  a  material  fact
required  to be stated therein or necessary in  order  to
make  the  statements  made  therein,  in  light  of  the
circumstances under which they were made, not misleading.
No  subsequent  event has made any of the  Intersolv  SEC
Documents  materially misleading, except  to  the  extent
superseded  or  corrected by a subsequent  Intersolv  SEC
Document.   The audited consolidated financial statements
and  unaudited consolidated interim financial  statements
of  Intersolv and the Intersolv Subsidiaries included  or
incorporated by reference in the Intersolv SEC  Documents
(collectively, the "Intersolv Financial Statements") have
been  prepared  in  accordance  with  generally  accepted
accounting  principles  applied  on  a  consistent  basis
during  the periods involved (except as may be  indicated
in   the   notes   thereto),  and  fairly   present   the
consolidated  financial position  of  Intersolv  and  the
Intersolv  Subsidiaries as of their respective dates  and
the  consolidated  results of their operations  and  cash
flows for the periods then ended, subject, in the case of
any   unaudited  interim  financial  statements,  to  the
absence  of complete footnotes thereto.  For purposes  of
this  Agreement, the unaudited consolidated balance sheet
of  Intersolv and the Intersolv Subsidiaries at July  31,
1995,   including  the  notes  thereto,  is   hereinafter
referred  to as the "Intersolv Balance Sheet."  Intersolv
has  provided  to the Company the unaudited  consolidated
balance   sheet,   and  related  unaudited   consolidated
statements  of income and cash flows, for Intersolv,  for
the fiscal quarter ended July 31, 1995 (collectively, the
"Intersolv  July Financial Statements").   The  Intersolv
July   Financial   Statements  have  been   prepared   in
accordance  with generally accepted accounting principles
applied  on  a consistent basis for the periods  involved
(except  as  may be indicated in the notes thereto),  and
fairly  present  the consolidated financial  position  of
Intersolv and the Intersolv Subsidiaries as of  its  date
and the consolidated results of their operations and cash
flows  for the periods then ended, subject to the absence
of complete footnotes thereto.
      3.06       No Undisclosed Liabilities.  Except  for
(a)   liabilities  and  obligations  disclosed   in   the
Intersolv  SEC  Documents  and the  Intersolv  Disclosure
Schedule and (b) liabilities and obligations incurred  in
the  ordinary course of business since the  date  of  the
Intersolv  Balance  Sheet,  liabilities  and  obligations
incurred in connection with the transactions contemplated
by   this  Agreement,  and  liabilities  and  obligations
contemplated  or  permitted by this  Agreement,  none  of
Intersolv,  any  Intersolv Subsidiary  or  any  of  their
respective   properties  is  subject  to   any   material
liability or obligation (absolute, accrued, contingent or
otherwise)  which  was  not fully reflected  or  reserved
against in the Intersolv Balance Sheet.
      3.07        Absence of Certain Changes.  Except  as
contemplated  or permitted by this Agreement,  since  the
date  of the Intersolv Balance Sheet there has not  been:
(a)   any   material  adverse  change  in  the  business,
condition   (financial  or  otherwise),   operations   or
reasonably  foreseeable prospects of  Intersolv  and  the
Intersolv   Subsidiaries  considered  as  a  consolidated
entity;  (b)  any  damage, destruction or  loss,  whether
covered  by  insurance or not, materially  and  adversely
affecting the properties or business of Intersolv and the
Intersolv   Subsidiaries  considered  as  a  consolidated
entity;  (c)  any  sale or transfer by Intersolv  or  any
Intersolv   Subsidiary  of  any  tangible  or  intangible
material asset, any mortgage or pledge or creation of any
security  interest,  lien  or  encumbrance  of  any  such
material  asset,  any  lease of material  real  property,
including equipment, or cancellation of any material debt
or  claim, all except in the ordinary course of business;
(d)  any  transaction  not  in  the  ordinary  course  of
business; or (e) any change by Intersolv or any Intersolv
Subsidiary in accounting methods or principles whether or
not  required  to  be  disclosed in a  filing  under  the
Exchange Act.
      3.08      Capital  Stock.  As of the  date  hereof,
Intersolv's   authorized  capital   stock   consists   of
53,000,000  shares,  consisting of 50,000,000  shares  of
Intersolv  Common  Stock,  $0.01  par  value,  of   which
16,915,558 shares are issued and outstanding and  124,187
shares are held in Intersolv's treasury, and of 3,000,000
shares  of Preferred Stock, $0.10 par value, of which  no
shares are issued and outstanding and no shares are  held
in  Intersolv's  treasury.  All  issued  and  outstanding
Intersolv Common Stock is duly and validly issued,  fully
paid and nonassessable.  Except for such Intersolv Common
Stock,  there are no shares of capital stock of Intersolv
issued   and/or  outstanding.   Except  for  options   to
purchase a total of 2,165,644 shares of Intersolv  Common
Stock  which  have  been granted under  various  employee
stock  option  plans,  there are no outstanding  options,
warrants,  rights, contracts, commitments, understandings
or  arrangements by which Intersolv is bound to issue any
additional  shares of its capital stock or  any  security
convertible  thereunto  or  exercisable  or  exchangeable
therefor.
      3.09      Litigation.  There is  no  suit,  action,
proceeding,  claim  (including  breach  of  warranty  and
product  liability claims) or, to Intersolv's  knowledge,
investigation involving $100,000 or more (or of  material
significance  because of the nonmonetary relief  sought),
pending  or,  to  Intersolv's  knowledge,  threatened  or
contemplated   against   Intersolv   or   any   Intersolv
Subsidiary   or   materially  affecting   the   business,
properties,  condition (financial or otherwise),  results
of  operations  or  reasonably foreseeable  prospects  of
Intersolv and the Intersolv Subsidiaries considered as  a
consolidated  entity,  nor is there  any  such  judgment,
decree,  injunction or order of any court or governmental
department,   commission,   agency   or   instrumentality
outstanding   against   Intersolv   or   any    Intersolv
Subsidiary.  None of Intersolv, any Intersolv  Subsidiary
or  any  of  their  respective properties  or  assets  is
subject to any other judgment, injunction or decree  that
materially and adversely affects the business, properties
(financial  or  otherwise),  results  of  operations   or
reasonably  foreseeable prospects of  Intersolv  and  the
Intersolv   Subsidiaries  considered  as  a  consolidated
entity.
      3.10     Investment Company.  Neither Intersolv nor
Solsub  is  an investment company as defined  in  Section
368(a)(2)(F)(iii) of the Code.
      3.11      Surviving Corporation.  Intersolv has  no
plan  or intention following the Merger to liquidate  the
Surviving Corporation, to merge the Surviving Corporation
into another corporation, to sell or otherwise dispose of
any  stock  of the Surviving Corporation or  to  sell  or
otherwise  dispose  of  any  of  its  assets  except  for
dispositions made in the ordinary course of  business  or
of assets which are no longer necessary or useful for the
conduct   of   the  business.   Following  the   Closing,
Intersolv  intends  that the Surviving  Corporation  will
continue  in  the business of developing and distributing
software.
                      ARTICLE IV
        REPRESENTATIONS AND WARRANTIES OF SOLSUB
      Intersolv and Solsub represent and warrant  to  the
Company  and  the  Company's stockholders  and  Debenture
holders that:
      4.01        Corporate Organization.   Solsub  is  a
corporation duly organized and validly existing under the
laws of the State of Delaware.  Solsub has full corporate
power and authority to carry on its business as it is now
being  conducted and to own the properties and assets  it
now   owns.   Intersolv  owns  all  of  the  issued   and
outstanding capital stock of Solsub and is in control  of
Solsub within the meaning of Section 368(c) of the Code.
     4.02       Authorization.  Solsub has full corporate
power  and authority to enter into this Agreement and  to
carry  out  the  transactions contemplated  hereby.   The
board  of  directors  of Solsub has duly  authorized  and
approved the execution and delivery of this Agreement and
the   transactions  contemplated  hereby.    Solsub   has
completed  all  other necessary actions to authorize  and
approve this Agreement.
      4.03        No Violation.  Neither Solsub  nor  its
properties  are  subject to or obligated under  any  law,
rule or regulation of any governmental authority, or  any
order,  writ,  injunction  or  decree,  or  any  material
agreement,  instrument,  license,  franchise  or  permit,
which  would  be materially breached or violated  by  the
execution, delivery and performance of this Agreement and
consummation  by Solsub of the transactions  contemplated
hereby.  The execution, delivery and performance of  this
Agreement   by  Solsub  and  the  consummation   of   the
transactions  contemplated hereby do  not  and  will  not
conflict with, result in a breach or violation of,  or  a
default  under  (i) Solsub's certificate of incorporation
or bylaws, (ii) any obligation under any mortgage, lease,
agreement  or  instrument applicable  to  Solsub  or  its
respective properties or (iii) any law, rule, regulation,
judgment,   order   or  decree  of  any   government   or
governmental  or  regulatory authority  or  court  having
jurisdiction over Solsub.
      4.04        Governmental Authorities.  No  consent,
approval,  order  or authorization of,  or  registration,
declaration  or filing with, any governmental  entity  is
required by or with respect to Solsub in connection  with
the  execution  and  delivery of this  Agreement  or  the
consummation  of  the  transactions contemplated  hereby,
except  for (i) the filing of the certificate  of  merger
with   the   Delaware  Secretary  of  State,  (ii)   such
disclosures,  filings, statements and reports  under  the
Exchange  Act  or  otherwise,  as  may  be  required   in
connection with this Agreement and the transactions contemplated hereby to be filed with the Securities and Exchange Commission ("SEC") or NASDAQ National Market,
(iii) such consents as have been obtained in connection with the transactions contemplated herein and (iv) such other consents, authorizations, filings, approvals and registrations which if not obtained or made would have a material adverse effect on Solsub's ability to consummate the transactions hereunder.
      4.05        No  Activity.  Solsub has  been  formed
solely for the purpose of affecting the Merger, has not engaged in any business or operations since it was incorporated, except in connection with the Merger and the other transactions contemplated by this Agreement and has no liabilities except those incurred in connection with the Merger and the other transactions contemplated by this Agreement.

                       ARTICLE V
          CONDUCT OF THE COMPANY'S BUSINESS
                 PENDING THE CLOSING
      5.01       General.  Pending the Effective Time, in
order  to maintain the current status quo, and except  as
otherwise  expressly consented to or approved in  writing
by Intersolv, the Company and each Principal Stockholder,
on  behalf of the Company and its Subsidiaries, covenants
and  agrees with Intersolv as set forth in Section  5.02.
Any  consent or approval requested by any party shall  be
subject to the sole discretion of Intersolv.
     5.02       Covenants.
           (a)      Neither the Company nor  any  of  its
Subsidiaries shall: (i) amend its charter or bylaws; (ii)
effect  any  material change to its business,  assets  or
organization;    (iii)   enter   into   any    agreement,
understanding,  commitment, relationship  or  transaction
with any stockholder of the Company or any Subsidiary, or
otherwise   enter  into  any  agreement,   understanding,
commitment,  relationship or transaction  except  in  the
ordinary   course  of  business  consistent   with   past
practices;  (iv) amend, terminate or modify its  charter,
bylaws  or any agreement or instrument identified on  the
Company Disclosure Schedule; (v) issue, sell, distribute,
redeem  or otherwise reacquire any securities (including,
without  limitation,  any Company Common  Stock,  Company
Preferred   Stock,  Debentures  or  Options)  except   as
contemplated by this Agreement or the terms thereof; (vi)
declare or pay any dividend or other distribution  on  or
with respect to any shares of its capital stock; or (vii)
take  any action which may accelerate the vesting of  any
Options.
            (b)       The   Company  and  each   of   its
Subsidiaries   shall:   (i)  operate   their   respective
businesses diligently, in good faith and in the  ordinary
course  of business, consistent with past practices;  and
(ii)  use  their  reasonable  efforts  to  preserve   its
business, goodwill and business relationships.

                       ARTICLE VI
     COVENANTS OF THE COMPANY, THE PRINCIPAL STOCKHOLDERS
                     AND INTERSOLV

      6.01      Confidentiality.   The  Company  and  the
Principal  Stockholders shall hold and shall cause  their
attorneys,  accountants  or other  agents  or  authorized
representatives  to hold, in strict confidence,  and  not
disclose to any other party or use for any purpose  other
than  to consummate the transactions contemplated by this
Agreement  without the express prior written  consent  of
Intersolv  and Solsub, all information contained  in  the
Intersolv  Disclosure  Statement,  except  (i)  that  the
Company stockholders that are entities may summarize such
information for their partners or investors, (ii) as such
information shall become public without violation of this
Section 6.01, (iii) after April 30, 1997 or (iv)  as  may
be   required   by   applicable  law  or   as   otherwise
contemplated  herein.  Without the express prior  written
consent of Intersolv, neither the Company nor any of  the
Principal Stockholders shall provide any person a copy of
this  Agreement or communicate to any person the contents
of this Agreement, except to their attorneys, accountants
or  other agents or authorized representatives on a  need
to  know  basis (all of whom shall have agreed to  comply
with  the provisions of this Section 6.01) or as required
by applicable law.
      6.02      Best  Efforts.   Prior  to  Closing,  the
Company  and  Principal  Stockholders  shall  use   their
reasonable   best  efforts  to  prevent  any   of   their
representations and warranties from becoming untrue.   In
addition,  prior  to  Closing the Company  and  Principal
Stockholders shall use their reasonable best  efforts  to
take, or cause to be taken, all action or do, or cause to
be  done, all things necessary, proper or advisable under
this  Agreement,  applicable  laws  and  regulations   to
enable,  consummate,  make  effective  and  evidence  the
transactions contemplated hereby.
      6.03      Options.  The Company and  the  Principal
Stockholders acknowledge that Intersolv has  not  assumed
the  obligations  under the Company's 1993  Key  Employee
Incentive   Stock  Option  Plan  or  1994  Key   Employee
Incentive  Stock  Option Plan.  In  order  to  cause  the
Company  to  meet  its obligations thereunder,  Intersolv
shall  (i)  contribute  to the Company  Intersolv  Common
Stock  purchased on the open market, (ii)  contribute  to
the  Company cash in an amount sufficient for the Company
to  purchase  Intersolv Common Stock on the open  market,
(iii)  obtain  Intersolv  stockholder  approval  of   the
issuance  of  Intersolv  Common  Stock  to  satisfy   the
Company's obligations under such plans and/or (iv)  enter
into  other mutually satisfactory arrangements with  each
of  the  option holders (the election among the foregoing
alternatives  to  be  made  by  Intersolv  in  its   sole
discretion),   sufficient  to   satisfy   the   Company's
obligations under the Plan.  Intersolv shall take  action
under  this  Section 6.03 in a reasonably prompt  manner;
provided, however that nothing in this Section 6.03 shall
obligate  Intersolv  to  take such  action  earlier  than
permitted by applicable law, rules and regulations.
      6.04      Notice  Under DCL  228.  Within  10  days
after  the  Effective  Time, Intersolv  shall  cause  the
Surviving  Corporation to mail the notice required  under
DGL   228(d).  The Principal Stockholders shall use their
reasonable  best  efforts  to assist  Intersolv  and  the
Surviving  Corporation  in  providing  such  notice   and
obtaining  the  acquiescence of the  recipients  of  such
notice to the Merger.
      6.05     Press Release.  Intersolv shall prepare  a
press   release   with   respect  to   the   transactions
contemplated herein and shall provide Brian Friedman a reasonable opportunity to comment thereon prior to the dissemination of such release in conjunction with the Closing.

                     ARTICLE VII
      CONDITIONS PRECEDENT TO THE OBLIGATIONS
               OF INTERSOLV AND SOLSUB
      Each  and every obligation of Intersolv and  Solsub
under  this  Agreement to be performed at or  before  the
Closing  shall  be  subject to the  satisfaction,  at  or
before  the Closing, of each of the following conditions,
except to the extent that Intersolv and Solsub shall have
waived such satisfaction:
        7.01        Representations    and    Warranties;
Performance.  Each of the representations and  warranties
made by the Company and the Principal Stockholders herein
shall be true and correct in all material respects as  of
the  Closing with the same effect as though made at  such
time;  and  the  Company  and each Principal  Stockholder
shall   have  performed  and  complied  in  all  material
respects  with  all agreements, covenants and  conditions
required  by this Agreement to be performed and  complied
with by such party prior to the Closing.
     7.02       Opinion of Counsel.  Intersolv and Solsub
shall  have received an opinion of counsel to the Company
and  the  Principal Stockholders, in form  and  substance
reasonably satisfactory to Intersolv and Solsub, dated as
of  the  date of the Closing (the "Closing Date")  (which
opinion  may  be combined or separate), substantially  to
the effect set forth in Exhibit 5 hereto.
      7.03      Resignation  of Directors  and  Officers.
Each  director  and  officer of the  Company  shall  have
resigned  from  each such position effective  as  of  the
Closing.
      7.04      Registration Rights Agreement.  Intersolv
and  the persons listed on Schedule B shall have executed
the  Registration Rights Agreement substantially  in  the
form of Exhibit 1 hereto.
      7.05      Securities  Laws.  Intersolv  shall  have
received  such documents as it may reasonably require  to
establish that the delivery of Intersolv Common Stock  in
connection  with  the  Closing  complies  generally  with
applicable  requirements of the securities laws  of  each
jurisdiction in which stockholders of the Company reside.
Such documents may include, but shall not be limited  to,
duly executed stockholder questionnaires from certain  of
the  stockholders of the Company, in form  and  substance
reasonably satisfactory to Intersolv.
     7.06     Debentures.  All holders of the outstanding
Debentures  shall have entered into an Amendment  to  the
Note  Purchase  Agreement substantially in  the  form  of
Exhibit 7 hereto.
      7.07      Appraisal  Rights.   Holders  of  Company
Common Stock, Company Preferred Stock and Debentures that following conversion of all Company Preferred Stock and Debentures would represent 63 percent of the outstanding
Company Common Stock shall have approved the Merger or shall have otherwise waived any appraisal rights under the DCL.

                  ARTICLE VIII
     CONDITIONS PRECEDENT TO THE OBLIGATIONS OF
     THE COMPANY AND THE PRINCIPAL STOCKHOLDERS
      Each  and every obligation of the Company  and  the
Principal  Stockholders  under  this  Agreement   to   be
performed  at  or  before  the Closing  (except  for  its
obligations  with  respect to confidentiality)  shall  be
subject to the satisfaction, at or before the Closing, of
each  of  the following conditions, except to the  extent
that  the  Company  and the Principal Stockholders  shall
have  waived  such  satisfaction  with  respect  to   its
obligations:
        8.01        Representations    and    Warranties;
Performance.  Each of the representations and  warranties
made  by  Intersolv and Solsub herein shall be  true  and
correct  in all material respects as of the Closing  with
the  same  effect  as  though  made  on  such  date;  and
Intersolv and Solsub shall have performed and complied in
all  material respects with all agreements, covenants and
conditions required by this Agreement to be performed and
complied with by it prior to the Closing.
     8.02     Opinion of Counsel.  The Company shall have
received  an opinion of counsel to Intersolv and  Solsub,
dated  the Closing Date, in form and substance reasonably
satisfactory to the Company, substantially to the  effect
set forth in Exhibit 6 hereto.
      8.03      Valid Issuance of Intersolv Shares.   The
shares  of  Intersolv Common Stock to be  issued  to  the
stockholders  of the Company pursuant to  this  Agreement
when  so  issued will be duly and validly authorized  and
issued, fully paid and nonassessable.
      8.04      Registration Rights.  Intersolv  and  the
persons  listed  on  Schedule B shall have  executed  the
Registration Rights Agreement substantially in  the  form
of Exhibit 1 hereto.
      8.05      Debentures.  Intersolv shall have entered
into   an   Amendment  to  the  Note  Purchase  Agreement
substantially in the form of Exhibit 7 hereto.
                          ARTICLE IX
                        INDEMNIFICATION
     9.01     Indemnification by Principal Stockholders.
          (a)     Subject to the limitations set forth in
Section   9.01(b),  the  Principal  Stockholders   hereby
jointly and severally indemnify, defend and hold harmless
Intersolv and Solsub, and their permitted successors  and
assigns,  directors  and officers (referred  to  in  this
Section as an "Intersolv Indemnified Party" or "Intersolv
Indemnified  Parties")  from  and  against,   and   shall
reimburse each of the Intersolv Indemnified Parties  for,
all   demands,  claims,  actions  or  causes  of  action,
assessments,  losses,  damages,  liabilities,  costs  and
expenses, including interest, penalties, court costs  and
reasonable   attorneys'  fees  and   expenses,   asserted
against, resulting to, imposed upon or incurred by any of
the   Intersolv   Indemnified   Parties,   directly    or
indirectly, with respect to any breach by the Company  or
any   Principal   Stockholder  of   any   representation,
warranty, undertaking or covenant of the Company  or  the
Principal Stockholders contained herein provided  that  a
Principal Stockholder knew of such breach.
          (b)     The Intersolv Indemnified Parties shall
only  be  entitled  to make indemnity claims  under  this
Article  IX  for  claims which are $50,000  or  more  per
occurrence.   For purposes of this Section  9.01(b),  any
series of related or connected events shall be deemed  to
be  an "occurrence."  The Principal Stockholders shall be
liable  under  Section 9.01 only to the extent  that  the
aggregate  amount for which they would be liable  whether
severally,  or jointly and severally, exceeds $1,000,000.
Further, the Principal Stockholders shall be liable under
Section   9.01,   whether  severally,  or   jointly   and
severally,   up  to  an  aggregate  maximum   amount   of
$5,000,000,  except to the extent that such liability  is
based  in  part  on  in whole upon a breach  of  (i)  the
representations  and  warranties  set  forth  in  Section
2.10(b)  or  Section 2.13, or (ii) the Company's  product
warranties,  such  aggregate  maximum  amount  shall   be
$8,400,000.   Notwithstanding  the  foregoing   aggregate
indemnification  limitation,  no  Principal   Stockholder
shall  be liable for indemnification individually  in  an
amount greater that such Principal Stockholder's pro rata
share of the final indemnification amount, such pro  rata
share to be equal to the Principal Stockholder's pro rata
share  of the total consideration received by all of  the
Principal  Stockholders in connection  with  the  Merger.
Any  claim for indemnification may be satisfied,  at  the
option  of each Principal Stockholder, by the payment  of
cash or delivery of shares of Intersolv Common Stock held
by  such Principal Stockholder, such shares to be  valued
for  such  purposes  at  $20 per  share.   The  Principal
Stockholders  shall  be  liable under  Section  9.01  for
claims which accrue and for which notice is given  by  an
Intersolv Indemnified Party to the Principal Stockholders
on or before October 31, 1996.
       9.02      Intersolv  Indemnity.   Intersolv   will
indemnify  and  hold harmless the Principal  Stockholders
and  their respective directors, officers, employees  and
agents,   and   any  person  who  controls  a   Principal
Stockholder  within  the meaning of  Section  15  of  the
Securities  Act  or  Section  20  of  the  Exchange   Act
(referred  to  in this Section as a "Company  Indemnified
Party"  or  "Company  Indemnified  Parties"),  from   and
against   all   claims,   actions,  suits,   proceedings,
liabilities,  losses or damages (or  actions  in  respect
thereof) ("Claims") to which any such Company Indemnified
Party may become subject under the Securities Act or  the
Exchange Act, insofar as such Claims arise out of or  are
based  upon  (i)  any untrue statement or alleged  untrue
statement of any material fact contained in any  offering
materials with respect to Intersolv Common Stock prepared
by  Intersolv and delivered by Intersolv or the Surviving
Corporation  to the Company's stockholders in  connection
with  the delivery of the notice required by Section  228
under the DCL or (ii) the omission or alleged omission to
state  therein  a  material fact required  to  be  stated
therein  or necessary to make the statements therein  not
misleading in light of the circumstances under which they
were  made,  and will reimburse each Company  Indemnified
Party  for  any  legal  or  other out-of-pocket  expenses
reasonably incurred by such Company Indemnified Party  in
connection with investigating or defending any such Claim
as  such  expenses are incurred; provided, however,  that
Intersolv  will  not be liable in any such  case  to  the
extent that any such Claim arises out of or is based upon
an  untrue  statement  or alleged  untrue  statement,  or
omission   or  alleged  omission  made  in  the  offering
material, in reliance upon and in conformity with written
information furnished to Intersolv by the Company or  the
Principal   Stockholders  expressly  for   use   in   the
preparation thereof.
      9.03     Claims by Third Parties.  A party entitled
to  indemnification  under  Section  9.01  or  9.02  (the
"Indemnitee") shall give the indemnifying party notice of
any claim or the commencement of any action or proceeding
for which such Indemnitee seeks indemnification, and such
Indemnitee shall permit the indemnifying party to  assume
the defense of any claim or any litigation resulting from
such  claim with counsel reasonably satisfactory  to  the
Indemnitee.   The failure by any Indemnitee  to  give  an
indemnifying  party timely notice shall not preclude  any
Indemnitee   from   seeking  indemnification   from   any
indemnifying party except to the extent that such failure
has   materially  prejudiced  the  indemnifying   party's
ability   to   defend  the  claim  or   litigation.    No
indemnifying party shall settle any claim for  which  any
Indemnitee  seeks  indemnification  in  respect   of   an
indemnifiable claim hereunder or consent to entry of  any
judgment in litigation arising from such a claim  without
obtaining  (i)  a  release of each  Indemnitee  from  all
liability in respect of such claim or litigation or  (ii)
the  consent  of  Intersolv,  such  consent  not  to   be
unreasonably   withheld.    After   notice    from    the
indemnifying party of its election to assume the  defense
of any such claim or litigation, the indemnifying parties
will  not be liable to the Indemnitee for legal fees  and
expenses  subsequently  incurred  by  the  Indemnitee  in
connection with the defense thereof other than reasonable
costs  of  investigation; provided  that  the  Indemnitee
shall  have the right to employ separate counsel  if,  in
the  reasonable judgment of the Indemnitee's counsel, the
Indemnitee  has legal defenses available to in  that  are
different from and inconsistent or in conflict with those
available to the indemnifying party.  In such event,  the
Indemnitee  shall  have  the  right  to  retain   counsel
reasonably satisfactory to the indemnifying party at  the
indemnifying   party's   expense,   provided   that   the
indemnifying party shall not be liable for the reasonable
fees  and expenses of more than one counsel for  all  the
Indemnitees.  If an indemnifying party shall  not  assume
the  defense  of  any such claim or litigation  resulting
therefrom,  the Indemnitee may defend against  or  settle
such  claim or litigation in such manner as it  may  deem
appropriate,  and the indemnifying party  shall  promptly
reimburse   each  Indemnitee  for  the  amount   of   all
reasonable  out-of-pocket expenses, legal  or  otherwise,
incurred  by  such  Indemnitee  in  connection  with  the
defense   against  or  settlement  of   such   claim   or
litigation.  If no settlement of the claim or  litigation
is  made, the indemnifying party shall promptly reimburse
each  Indemnitee for the amount of any judgment  rendered
with  respect to such claim or in such litigation and  of
all  expenses,  legal  and otherwise,  incurred  by  each
Indemnitee,  in  the  defense  against  such   claim   or
litigation.
     9.04     Company Directors' and Officers' Indemnity.
For  three  years following the Closing, Intersolv  shall
cause  the Surviving Corporation or its successor not  to
rescind,   or  amend  in  a  manner  which  reduces   the
protection provided by, the provisions of its certificate
of    incorporation   or   bylaws   pertaining   to   the
indemnification of the Company's prior directors and officers.

                          ARTICLE X
                   MISCELLANEOUS PROVISIONS
       10.01       Amendment   and  Modification.    This
Agreement may be amended, modified and supplemented  only
by  written agreement of, Intersolv, Solsub, the  Company
and the Principal Stockholders.
      10.02      Waiver  of  Compliance;  Consents.   Any
failure of the Intersolv, Solsub, the Company or  any  of
the Principal Stockholders to comply with any obligation,
covenant, agreement or condition herein may be waived  in
writing  by  the other party or parties,  but  no  waiver
shall be effective for any purpose unless it is expressed
and  in writing, and any such waiver or failure to insist
upon  strict  compliance with such obligation,  covenant,
agreement or condition shall not operate as a waiver  of,
or  estoppel  with  respect to, any subsequent  or  other
failure.   Whenever  this Agreement requires  or  permits
consent  by or on behalf of any party or parties  hereto,
such  consent shall be effective only if given in writing
in a manner consistent with the requirements for a waiver
of compliance as set forth in this Section 10.02.
         10.03         Investigations;    Survival     of
Representations   and   Warranties.     The    respective
representations  and  warranties  of  the  Company,   the
Principal  Stockholders, Intersolv and  Solsub  contained
herein   or   in  any  certificates  or  other  documents
delivered prior to or at the Closing shall not be  deemed
waived or otherwise affected by any investigation made by
any  party  or  parties  hereto.   Each  and  every  such
representation   and   warranty,   together   with    the
indemnification contained in Article IX hereof, shall survive the Closing through and until October 31, 1996.
      10.04 Notices. All notices, requests, demands and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, when sent by facsimile transmission or three business days after being mailed first class with postage prepaid:
          (a)     If to the Company, to:

               TechGnosis International Inc.
               A. Stocletlaan 87
               Duffel B-2570 Belgium

               Attention:  Marc Van Rompaey

               with copies to:

               Brian P. Friedman
               Furman Selz Investments Inc.
               230 Park Avenue
               New York, New York  10169

               Jean Claude Deschamps
               c/o MGTP
               Avenue de Tervueren 266
               Brussels B-1150 Belgium

               Belgische Maatschapplj voor
                 Internationale Investering (BMI) NV
               Montoyerstraat 63
               Brussels B-1040 Belgium

               Andre Van den Bogaert
               Buvingenstraat 3
               Pepingen B-1067 Belgium

               Melvin Epstein, Esq.
               Stroock & Stroock & Lavan
               7 Hanover Square
               19th Floor
               New York, New York 10004

or to such other person or address as the Company shall furnish to Intersolv and Solsub in writing pursuant to the above;
          (b)  if to the Principal Stockholders, to:
               Marc Van Rompaey
               TechGnosis International Inc.
               A. Stocletlaan 87
               Duffel B-2570 Belgium

               Brian P. Friedman
               Furman Selz Investments Inc.
               230 Park Avenue
               New York, New York  10169

               Jean Claude Deschamps
               c/o MGTP
               Avenue de Tervueren 266
               Brussels B-1150 Belgium

               Belgische Maatschapplj voor
                 Internationale Investering (BMI) NV
               Montoyerstraat 63
               Brussels B-1040 Belgium

               Andre Van den Bogaert
               Buvingenstraat 3
               Pepingen B-1067 Belgium

               with a copy to:

               Melvin Epstein, Esq.
               Stroock & Stroock & Lavan
               7 Hanover Square
               19th Floor
               New York, New York 10004

or  to  such  other  person or  address  as  a  Principal
Stockholder  shall  furnish  to  Intersolv   and   Solsub
pursuant to the above;
          (c)  If to Intersolv and/or Solsub, to:

               Intersolv, Inc.
               9420 Key West Avenue
               Rockville, MD  20850

               Attention:  Kevin J. Burns
                         President

               with copy to:
               Arent Fox Kintner Plotkin & Kahn
               1050 Connecticut Avenue, N.W.
               Washington, D.C.  20036

               Attention:  Robert B. Hirsch

or  to  such  other person or address as Intersolv  shall
furnish to the Principal Stockholders in writing pursuant
to the above.
     10.05     Assignment.  This Agreement and all of the
provisions  hereof  shall  be binding  upon  the  parties
hereto  and  their respective successors and assigns  and
inure  to  the  benefit of the parties hereto  and  their
respective successors and permitted assigns, but  neither
this  Agreement  nor  any  of the  rights,  interests  or
obligations  hereunder shall be assigned by  any  of  the
parties hereto without the prior written consent  of  the
other parties.
      10.06      Counterparts.   This  Agreement  may  be
executed  in  two  or  more fully or  partially  executed
counterparts, each of which shall be deemed an  original,
but  all  of which together shall constitute one and  the
same instrument.
       10.07       Headings.   The  article  and  section
headings  contained in this Agreement are  for  reference
purposes only and shall not affect in any way the meaning
or interpretation of this Agreement.
      10.08      Governing Law.  The parties  agree  that
this  Agreement  shall be governed and construed  by  the
laws  of  the state of Delaware, and that no conflict-of-
laws provision shall be invoked to permit the laws of any
other state or jurisdiction to apply.
      10.09      Time of Essence.  Time is of the essence
with respect to each provision of this Agreement in which
time is an element.
      10.10      Attorneys' Fees.  In the  event  of  any
action  instituted by any party or parties hereto arising
under  this  Agreement, the prevailing party  or  parties
shall  be  entitled to recover from the losing  party  or
parties   all  of  its  costs  and  expenses,   including
attorneys'  fees,  in  addition to  any  other  available
remedy.
      10.11     Entire Agreement.  This Agreement and the
attached   Schedules  and  Exhibits  embody  the   entire
agreement  and  understanding of the  parties  hereto  in
respect  of  the subject matter contained herein.   There
are    no    restrictions,   promises,   representations,
warranties, covenants, or undertakings, other than  those
expressly   set  forth  or  referred  to  herein.    This
Agreement  supersedes all prior negotiations,  agreements
and understandings among the parties with respect to such
subject matter.
     10.12     Expenses.  All costs and expenses incurred
in  connection  with the Agreement and  the  transactions
contemplated hereby shall be paid by the party or parties
incurring   such   expenses;  provided,   however,   that
Intersolv  shall pay all costs and expenses  incurred  by
Solsub  and the Company shall pay all costs and  expenses
incurred by the Principal Stockholders.
      10.13      Severability.  Whenever  possible,  each
provision of this Agreement will be interpreted  in  such
manner as to be effective and valid under applicable law,
but  if  any  provision of this Agreement is held  to  be
prohibited   or  invalid  under  applicable   law,   such
provision will be ineffective only to the extent of  such
prohibition  or  invalidity,  without  invalidating   the
remainder of this Agreement.
     10.14     No Broker.  Intersolv and Solsub represent
and warrant to the Company and the Principal Stockholders
that  they  have  not  retained a  finder  or  broker  in
connection  with  the transactions contemplated  by  this
Agreement.   The  Company and the Principal  Stockholders
represent and warrant to Intersolv and Solsub that they have not retained a finder or broker in connection with the transactions contemplated by this Agreement.
      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered, all as of the date first above written.

Intersolv:     INTERSOLV, INC.     (Corporate Seal)




     By:     ________________________________________
             Kevin J. Burns, Chief Executive Officer
             and Chairman of the Board


The Company: TECHGNOSIS INTERNATIONAL INC. (Corporate Seal)


     By:     _________________________________________
             President


Solsub:       INTERSOLV  PERKINS  CORPORATION  (Corporate
Seal)


     By:     __________________________________________
             Joseph T. Ruble
             Vice President


The Principal Stockholders:

     FURMAN SELZ SBIC, L.P.


     By:     __________________________________________

      Belgische Maatschapplj voor
     Internationale Investering (BMI) NV


     By:     ________________________________________


     Sofinnova Capital II FCPR


     By:     ___________________________________________


     Sofinnova Ventures III L.P.


     By:     ___________________________________________


     _______________________________________________
     Marc Van Rompaey


     _______________________________________________
     Jean-Claude Deschamps


     _______________________________________________
     Karel De Gucht


     _______________________________________________
     Andre Van den Bogaert


     TEG Holding bv


     By:     __________________________________________


     GIMV bv


     By:     __________________________________________


     Parnib Deelnemingen bv


     By:     __________________________________________

     RIDIS bv


     By:     __________________________________________


      Schedule A

1.03(a)(i)

      Each  share  of  Company Common Stock  and  Company
Preferred Stock shall be exchanged for 2.06 shares of Intersolv Common Stock.

1.03(a)(iii)

     Holder     Shares of Company Common Stock

     GIMV bv                  58,253
     Parnib Deelnemingen bv   58,253
     RIDIS bv                 58,253
      Schedule B

Furman Selz SBIC, L.P.
Belgische  Maatschapplj  voor Internationale  Investering
(BMI) NV
TEG Holding B.V.
Sofinnova Capital II FCPR
Sofinnova Ventures III L.P.
Marc Van Rompaey
Jean-Claude Deschamps
Andre Van den Bogaert
Anne-Lore Resseler
Terrence Quinn
Edmund Hajim
GIMV bv
Parnib Deelnemingen bv
RIDIS bv
      Exhibit 1

     Registration Rights Agreement
      Exhibit 2

     Company Disclosure Schedule
      Exhibit 3

     Company Financial Statements
      Exhibit 4

     Intersolv Disclosure Schedule
      Exhibit 5

      Opinion  of  Company  and  Principal  Stockholders' Counsel
      Exhibit 6

     Opinion of Intersolv's Counsel
      Exhibit 7

     Amendment to Note Purchase Agreement

             REGISTRATION RIGHTS AGREEMENT

THIS    REGISTRATION   RIGHTS   AGREEMENT   (this
"Agreement") is made and entered into as of  October  23,
1995   by   and  between  Intersolv,  Inc.,  a   Delaware
corporation (the "Company") and the parties set forth in Exhibit A attached hereto (the "Investors").

       WHEREAS,  the  Investors  concurrently  with   the
execution of this Agreement are acquiring shares  of  the
Company's  common  stock,  par  value  $0.01  per   share
("Common Stock"); and

      WHEREAS,  as  a condition to such acquisition,  the
parties   are  willing  to  enter  into  the   agreements
contained herein.

      NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

     Section 1.  Definitions.

           "Affiliate" means, with respect to any Person, any other Person which, directly or indirectly, controls, is controlled by or is under common control with such Person.

           "Agreement" is defined in the Preamble to this Agreement.

           "Common Stock" is defined in the Recitals to this Agreement.

           "Company" is defined in the Preamble to this Agreement.

          "Holder" is defined in Section 3.1 hereof.

           "Investors" is defined in the Preamble to this Agreement.

           "Lock-Up  Period" is defined  in  Section  2.1
hereof.

           "Notes" mean the 8.4% Convertible Subordinated
Notes  due  1999,  of  which the Company  and  TechGnosis
International   Inc.   are  co-makers   and   which   are
convertible into Common Stock.

           "Other  Holders"  is defined  in  Section  5.3
hereof.

           "Permitted Transfer" is defined in Section 2.2 hereof.

           "Person" means an individual, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and government or any department or agency thereof.

           "Piggyback  Notice" is defined in Section  5.1
hereof.

           "Piggyback Registration" is defined in Section
5.1 hereof.

           "Registrable Securities" means (i) the  Common
Stock  issued to the Investors pursuant to the  Agreement
of Merger dated October 22, 1995 (the "Merger Agreement")
by  and  between  the Company, TechGnosis  International,
Inc.,   Intersolv   Perkins   Corporation   and   certain
stockholders named therein, (ii) any Common Stock  issued
to the Investors pursuant to the conversion of the Notes,
(iii)  any Common Stock issued to the Investors  pursuant
to  the exercises of the Warrants, (iv) any Common  Stock
issued to other stockholders of TechGnonis International,
Inc.  pursuant  to the Merger Agreement, (v)  any  Common
Stock issued to the Investors' transferees pursuant to  a
Permitted  Transfer, and (vi) any Common Stock issued  or
issuable with respect to the Common Stock referred to  in
clauses  (i),  (ii),  (iii),  (iv)  or  (v)  by  way   of
replacement, share dividend, share split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

           "Registration Expenses" is defined in  Section
7.1 hereof.

          "Registration Notice" is defined in Section 3.3 hereof.

           "Restricted Securities" is defined in  Section
2.1 hereof.

            "SEC"   means  the  Securities  and  Exchange
Commission.

           "Securities Act" means the Securities  Act  of
1933, as amended, or any similar federal law then in force.

           "Shelf  Period"  is  defined  in  Section  3.1
hereof.

           "Shelf  Registration Statement" is defined  in
Section 3.1 hereof.

          "Transfer" is defined in Section 2.1 hereof.

           "Warrants" mean the Warrants issuable, in certain circumstances, pursuant to the Notes, which would be, upon issuance, exercisable for Common Stock.


     Section 2.  Restrictions on Transfer

           2.1      Lock-Up Period.  Without the  express
prior written consent of the Company, each of the Investors severally agrees that, except as set forth in
Section 2.2 below, he, she or it will not, directly or indirectly, offer, sell, contract to sell or otherwise dispose of (or announce any offer, sale, contract of sale or other disposition of) ("Transfer") any Registrable
Securities,  Notes or Warrants (collectively, "Restricted
Securities")  prior  to  March  19,  1996  (the  "Lock-Up
Period").

            2.2        Permitted    Transfers.       The
restrictions contained in this Section 2 will not apply with respect to any of the following transactions (each, a "Permitted Transfer"):

                2.2.1      an  Investor who is a  natural
person may Transfer Restricted Securities to his or her spouse, siblings, parents or any natural or adopted children or other descendants or to any personal trust in which such family members or such Investor retains the entire beneficial interest;

                2.2.2       an   Investor  that   is   a
corporation, partnership or other business entity may (A)
Transfer  Restricted  Securities to  one  or  more  other
entities  that  are wholly owned and controlled,  legally
and  beneficially, by such Investor or  by  a  Person  or
Persons  that  directly  or indirectly  wholly  owns  and
controls   such  Investor  or  (B)  Transfer   Restricted
Securities by distributing such Restricted Securities  in
a   liquidation,   winding  up   or   otherwise   without
consideration  to the equity owners of such  corporation,
partnership   or  business  entity  or   to   any   other
corporation, partnership or business entity that is wholly owned by such equity owners; or

                2.2.3       an  Investor  may   Transfer
Restricted  Securities  on his or  her  death  or  mental
incapacity   to   such   Investor's   estate,   executor,
administrator or personal representative or to such Investor's beneficiaries pursuant to a devise or bequest or by the laws of descent and distribution.

If   any  Investor  Transfers  Restricted  Securities  as
described in this Section 2.2, such Restricted Securities
shall  remain  subject  to  this  Agreement  and,  as   a
condition   of   the  validity  of  such  Transfer,   the
transferee  shall be required to execute  and  deliver  a
counterpart   of   this  Agreement.    Thereafter,   such
transferee shall be deemed to be an Investor for purposes of this Agreement.

           2.3      Rights of Subsequent Holder.  Subject
to the foregoing restrictions, the Company and the Investors hereby agree that any subsequent holder of Registrable Securities shall be entitled to all benefits hereunder as a holder of such securities.

     Section 3.  Shelf Registration.

          3.1     Shelf Period.  Subject to the terms and
conditions  set forth herein, the Company  shall  prepare
and  file a shelf registration statement with the SEC and
shall  use  its  reasonable best efforts  to  cause  such
registration statement to become effective on  or  before
March  19,  1996,  pursuant to Rule 415 of  Regulation  C
promulgated  under the Securities Act (or  any  successor
rule) (the "Shelf Registration Statement") providing  for
the  sale  by holders of Registrable Securities (each,  a
"Holder")  of  all  of  the  Registrable  Securities   in
accordance with the terms hereof. The Company agrees to use its reasonable efforts to keep the Shelf Registration
Statement continuously effective for a period expiring on the earlier of (i) the date on which all of the Registrable Securities covered by the Shelf Registration
Statement have been sold pursuant thereto or (ii) until the third anniversary of the date of this Agreement (the
"Shelf Period"). The Company further agrees to promptly amend the Shelf Registration Statement if and as required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf
Registration Statement or by the Securities Act or any rules and regulations thereunder. The Company may, in the exercise of its sole discretion, extend the Shelf
Registration  Statement  for a period  beyond  the  Shelf
Period but shall in no event be required to do so.

            3.2        Inclusion  in  Shelf  Registration
Statement.    Any  Holder  who  does  not   provide   the
information  reasonably  requested  by  the  Company   in
connection with the Shelf Registration Statement as promptly as practicable after receipt of such request, but in no event later than twenty (20) days thereafter, shall not be entitled to have its Registrable Securities included in the Shelf Registration Statement.

          3.3       Registration Notice.

                3.3.1      Any Holder intending  to  make
offers or sales of Registrable Securities pursuant  to  a
Shelf Registration Statement prepared in connection  with
this  Section  3 shall provide the Company  with  written
notice  (the  "Registration Notice") of  such  intent  at
least one business day prior to commencing such offers or
sales.   If the Distribution Notice reflects a method  of
distribution  different  from that  contemplated  by  the
Shelf  Registration Statement or is  from  a  Holder  not
identified  in  the  Shelf Registration  Statement,  such
Holder   shall   promptly  provide   the   Company   such
information as the Company reasonably requests  in  order
to identify such Holder and the method of distribution in
any  necessary  post-effective  amendment  to  the  Shelf
Registration  Statement.  Such Holder shall  also  notify
the  Company in writing upon completion of such offer  or
sale or at such time as such Holder no longer intends  to
make   offers  or  sales  under  the  Shelf  Registration
Statement.

                3.3.2      Once a Holder has  provided  a
Registration Notice (the "Initiating Holder"), during the
following  60-day period specified in Section  3.4.2  any
additional  Holder  may  provide  a  Registration  Notice
concurrent with commencing offers or sales, provided that
(i)   any   such  Holder  providing  such  a   subsequent
Registration Notice shall complete all offers and sales under the Shelf Registration Statement within the 60-day period commenced by the Registration Notice given by the Initiating Holder and (ii) if the method of distribution to be used by such additional Holder differs from that set forth in the Shelf Registration Statement, such additional Holder prior to commencing offers or sales shall provide the Company with such information as the Company reasonably requests with respect to such method of distribution.

          3.4     Conditions to Sale.

                3.4.1      In connection with  and  as  a
condition to the Company's obligations with respect to any Shelf Registration Statement prepared pursuant to this Section 3, each Holder covenants and agrees that (i) it will not offer or sell any Registrable Securities under the Shelf Registration Statement until it has provided a Registration Notice, received copies of the Prospectus as then amended or supplemented and received notice from the Company that the Registration Statement and any post-effective amendments thereto have become effective; and (ii) upon receipt of any notice from the Company as provided by Section 6.3 hereof, such Holder shall not offer or sell any Registrable Securities pursuant to the Shelf Registration Statement until such Holder receives copies of the supplemented or amended
Prospectus and receives notice that any post-effective amendment has become effective, and, if so directed by the Company, such Holder will deliver to the Company (at the expense of the Company) all copies in its possession, other than permanent file copies then in such Holder's possession, of the Prospectus as amended or supplemented at the time of receipt of such notice.

                3.4.2     All offers and sales under  the
Shelf Registration Statement shall be completed within 60 days after the date on which offers or sales can be made pursuant to Section 3.4.1 above, and upon expiration of such 60 day period, the Holder will not offer or sell any Registrable Securities under the Registration Statement until it has again complied with the provisions of
Section 3.4.1 above.

     Section 4.  Demands for Registration.

           4.1      Demand Period.  From March 19,  1996,
until  the date which is three years from the date hereof
(the   "Demand  Period"),  subject  to  the   terms   and
conditions set forth herein, all Holders, will  have  two
opportunities, in addition to other rights enumerated  in
this   Agreement,  to  request  registration  under   the
Securities  Act  of  all  or part  of  their  Registrable
Securities (a "Demand Registration"); provided,  however,
that   (i)   between  the  date  hereof  and  the   first
effectiveness   of  the  Shelf  Registration   Statement,
provided that the Company is diligently pursuing the effectiveness of such Shelf Registration Statement, and
(ii)  for  so long as the Company maintains an  effective
Shelf  Registration  Statement covering  all  Registrable
Securities and otherwise complies with the terms of this Agreement, Holders shall not be entitled to request a Demand Registration.

          4.2     Demand Procedure.

                4.2.1      Subject to Sections 4.2.2  and
4.2.4 below, during the Demand Period any Holder or combination of Holders (the "Demanding Shareholders") may deliver to the Company a written request (a "Demand
Registration Request") that the Company register any or all of such Demanding Shareholders' Registrable Shares.

                4.2.2     Holders, in the aggregate,  may
only make one Demand Registration Request in each nine-month period during the Demand Period (the "Interim
Demand Periods"). The Company shall only be required to file one registration statement (as distinguished from supplements or pre-effective or post-effective amendments thereto) in response to each Demand Registration Request.

                4.2.3      A Demand Registration  Request
from  Demanding  Shareholders shall  (i)  set  forth  the
number  of  Registrable Securities intended  to  be  sold
pursuant to the Demand Registration Request (ii) disclose
whether all or any portion of a distribution pursuant  to
such   registration  will  be  sought  by  means  of   an
underwriting, and (iii) identify any managing underwriter or managing underwriters proposed for the underwritten portion, if any, of such registration.

                4.2.4      If  during any Interim  Demand
Period,   the  Company  receives  a  Demand  Registration
Request  from Demanding Shareholders for the registration
of  Registrable  Securities having  an  aggregate  market
value of $500,000 or greater, as determined according  to
the  closing  price  of the Common Stock  on  the  NASDAQ
National  Market on the date of such Demand  Registration
Request,   then  the  Company  shall,  subject   to   the
limitations in Section's 4.2.5 and 4.2.6 hereof, (i)  use
its reasonable best efforts to prepare and file within 30
days  of receipt of the Demand registration request  with
the SEC a registration statement under the Securities Act
with  respect to all the Registrable Securities that  the
Demanding Shareholders requested to be registered in  the
Demand Registration Request, (ii) use its reasonable best
efforts  to cause such registration statement  to  become
effective  within  75  days  of  receipt  of  the  Demand
Registration Request, and (iii) if such registration  can
be  accomplished by means of a registration statement  on
Form  S-3,  keep  such  registration statement  effective
until  the  earlier  of (x) such time  as  the  Demanding
Shareholders shall have sold or otherwise disposed of all
of   their   Registrable  Securities  included   in   the
registration or (y) the end of the Shelf Period.  If such
registration  cannot  be  accomplished  by  means  of   a
registration statement on Form S-3, the Company shall use its reasonable best efforts to keep such registration statement effective for at least 90 days.

                4.2.5      It  is  anticipated  that  the
registration contemplated under this Section  4  will  be
accomplished  by means of the filing of a Form  S-3,  and
that registration on such a form will allow for different
means  of  distribution, including sales by means  of  an
underwriting as well as sales into the open  market.   If
the  Demanding Shareholders desire to distribute  all  or
part  of  the  Registrable Securities  covered  by  their
request by means of an underwriting, they shall so advise
the   Company   in   writing  in  their  initial   Demand
Registration Request as described in Section 4.2.3 above.
A   determination  of  whether  all  or   part   of   the
distribution will be by means of an underwriting shall be
made by Demanding Shareholders holding a majority of  the
Registrable   Securities   to   be   included   in    the
registration.  If all or part of the distribution  is  to
be  by means of an underwriting, all subsequent decisions
concerning the underwriting which are to be made  by  the
Demanding  Shareholders pursuant to  the  terms  of  this
Agreement,  which  shall include  the  selection  of  the
underwriter  or  underwriters  to  be  engaged  and   the
representative, if any, of the underwriters so engaged, shall be made by the Demanding Shareholders who hold a majority of the Registrable Securities to be included in the underwriting, subject to approval by the Board of Directors of the Company.

                4.2.6     Upon the receipt by the Company
of  a  Demand  Registration Request  in  accordance  with
Section 4.2.4 hereof, the Company shall, within ten  days
following  receipt  of such Demand Registration  Request,
give  written notice of such request to all Holders.  The
Company   shall   include  in  such  notice   information
concerning  whether all, part or none of the distribution
is  expected to be made by means of an underwriting, and,
if  more  than one means of distribution is contemplated,
may require Holders to notify the Company of the means of
distribution  of  their  Registrable  Securities  to   be
included in the registration.  If any Holder who is not a
Demanding  Shareholder desires to  sell  any  Registrable
Securities owned by such Holder, such Holder may elect to
have  all  or  any portion of its Registrable  Securities
included  in the registration statement by notifying  the
Company  in  writing (a "Supplemental Demand Registration
Request")  within  20  days of receiving  notice  of  the
Demand Registration Request from the Company.  The  right
of  any  Holder  to  include all or any  portion  of  its
Registrable  Securities  in  an  underwriting  shall   be
conditioned upon the Company's having received  a  timely
written  request for such inclusion by way  of  a  Demand
Registration  Request or Supplemental Demand Registration
Request (which right shall be further conditioned to  the
extent   provided  in  this  Agreement).    All   Holders
proposing to distribute their Registrable Securities through an underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting.

                 4.2.7       Notwithstanding  any   other
provision  of  this Section 4, if an underwriter  advises
the  Company in writing that marketing factors require  a
limitation  on  the number of shares to be  underwritten,
then  the number of shares of Registrable Securities that
may  be  included in the underwriting shall be  allocated
among   the   Holders  in  proportion   (as   nearly   as
practicable)  to  the respective amounts  of  Registrable
Securities each Holder owns (or in such other proportion as they shall mutually agree). Registrable Securities excluded or withdrawn from the underwriting in accordance with this Section 4.2.7 shall be withdrawn from the registration.

           4.3     Priority on Request Registration.  The
Company  will not include in any Demand Registration  any
securities  which are not Registrable Securities  without
the prior written consent of the Holders of a majority of
the  shares  of Registrable Securities included  in  such
registration.    If   a   Demand   Registration   is   an
underwritten   offering  and  the  managing  underwriters
advise  the Company in writing that in their opinion  the
number   of  Registrable  Securities  and,  if  permitted
hereunder,  other securities requested to be included  in
such  offering exceeds the number of securities that  can
be  sold  in an orderly manner in such offering within  a
price  range  acceptable to the Holders of a majority  of
the shares of Registrable Securities initially requesting
registration,   the   Company  will   include   in   such
registration prior to the inclusion of any securities which are not Registrable Securities the number of shares of Registrable Securities requested to be included that in the opinion of such underwriters can be sold in an orderly manner within such acceptable price range, pro rata among the respective Holders thereof on the basis of the number of shares of Registrable Securities owned by each such Holder.

     Section 5.  Piggyback Registrations.

           5.1     Right to Piggyback.  After the end  of
the Lock Up Period, if the Company proposes to undertake an offering of shares of Common Stock for its account or for the account of Other Holders and the registration form to be used for such offering may be used for the registration of Registrable Securities (a "Piggyback
Registration"), each such time the Company will give prompt written notice to all Holders of Registrable
Securities of its intention to effect such a registration
(each, a "Piggyback Notice") and, subject to Sections 5.3 and 5.4 hereof, the Company will use its best efforts to cause to be included in such registration all Registrable
Securities with respect to which the Company has received written requests for inclusion therein within 20 days after the date of sending the Piggyback Notice.

           5.2     Priority on Primary Registrations.  If
a  Piggyback  Registration  is  an  underwritten  primary
registration  on behalf of the Company, and the  managing
underwriters advise the Company in writing that in  their
opinion the number of securities requested to be included
in  such registration exceeds the number that can be sold
in  an orderly manner within a price range acceptable  to
the   Company,   the  Company  will   include   in   such
registration  (a)  first,  the  securities  the   Company
proposes   to   sell  and  (b)  second,  the  Registrable
Securities  requested to be included in such registration
and any other securities requested to be included in such
registration  that  are held by Persons  other  than  the
Holders    of   Registrable   Securities   pursuant    to
registration rights, pro rata among the holders of Registrable Securities and the holders of such other securities requesting such registration on the basis of the number of shares of such securities owned by each such holder.

          5.3     Priority on Secondary Registrations. If
a  Piggyback  Registration is an  underwritten  secondary
registration  on  behalf  of  holders  of  the  Company's
securities   other  than  the  Holders   of   Registrable
Securities  (the  "Other  Holders"),  and  the   managing
underwriters advise the Company in writing that in  their
opinion the number of securities requested to be included
in  such registration exceeds the number that can be sold
in  an  orderly  manner in such offering within  a  price
range  acceptable  to the Other Holders  requesting  such
registration,   the   Company  will   include   in   such
registration (a) first, the securities requested to be included therein by the Other Holders requesting such registration and (b) second, the Registrable Securities requested to be included in such registration hereunder, pro rata among the Holders of Registrable Securities requesting such registration on the basis of the number of shares of such securities owned by each such Holder.

          5.4     Selection of Underwriters.  In the case
of an underwritten Piggyback Registration, the Company will have the right to select the investment banker(s) and manager(s) to administer the offering.

      Section 6.  Registration Procedures.  Whenever  the
Holders of Registrable Securities have requested that any
Registrable   Securities  be  sold   pursuant   to   this
Agreement, the Company will use its reasonable best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

               6.1.1     Registration Statement.  Prepare
and  file  with  the  SEC a registration  statement  with
respect  to  such  Registrable  Securities  and  use  its
reasonable   best  efforts  to  cause  such  registration
statement to become effective.

                 6.1.2      Amendments  and  Supplements.
Promptly  prepare and file with the SEC  such  amendments
and  supplements to such registration statement  and  the
prospectus  used  in  connection  therewith  as  may   be
necessary  to keep such registration statement  effective
for  the  period  required  by  the  intended  method  of
disposition  and  the  terms  of  this  Agreement  or  to
describe the terms of any offering made from an effective
Shelf   Registration  Statement,  and  comply  with   the
provisions  of  the Securities Act with  respect  to  the
disposition   of   all   securities   covered   by   such
registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

                6.1.3      Provision of Copies.  Promptly
furnish  to  each  seller of Registrable  Securities  the
number  of  copies of such registration  statement,  each
amendment and supplement thereto, the prospectus included
in    such   registration   statement   (including   each
preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

                 6.1.4       Blue  Sky  Laws.   Use   its
reasonable  best  efforts  to register  or  qualify  such
Registrable Securities under the securities or  blue  sky
laws  of  such  jurisdictions as  any  seller  reasonably
requests  and do any and all other acts and things  which
may  be reasonably necessary or advisable to enable  such
seller   to   consummate   the   disposition   in    such
jurisdictions of the Registrable Securities owned by such
seller,  provided, that the Company will not be  required
to   (a)   qualify  generally  to  do  business  in   any
jurisdiction where it would not otherwise be required to qualify but for this Section 6.1.4, (b) subject itself to taxation in any such jurisdiction or (c) consent to general service of process in any such jurisdiction.

                 6.1.5      Anti-fraud  Rules.   Promptly
notify each seller of such Registrable Securities when  a
prospectus  relating thereto is required to be  delivered
under  the Securities Act, of the happening of any  event
as  a  result  of which the prospectus included  in  such
registration statement contains an untrue statement of  a
material  fact  or omits any material fact  necessary  to
make  the statements therein not misleading, and in  such
event,  at  the request of any such seller,  the  Company
will  promptly prepare a supplement or amendment to  such
prospectus  so  that,  as  thereafter  delivered  to  the
purchasers   of   such   Registrable   Securities,   such
prospectus  will  not contain an untrue  statement  of  a
material  fact  or  omit  to  state  any  material   fact
necessary  to make the statements therein not misleading,
provided, that the Company will not take any action which
causes  the  prospectus  included  in  such  registration
statement to contain an untrue statement of material fact
or   omit  any  material  fact  necessary  to  make   the
statements therein not misleading, except as permitted by
Section 6.5;

                6.1.6      Securities Exchange  Listings.
Use  its  reasonable  best  efforts  to  cause  all  such
Registrable  Securities to be listed on  each  securities
exchange on which securities of the same class issued  by
the  Company are then listed and use its reasonable  best
efforts  to  qualify  such  Registrable  Securities   for
trading on each system on which securities of the same class issued by the Company are then qualified;

                6.1.7     Underwriting Agreements.  Enter
into  such  customary agreements (including  underwriting
agreements  in  customary form) and take all  such  other
actions  as  the holders of a majority of the  shares  of
Registrable Securities being sold or the underwriters, if
any,   reasonably  request  in  order  to   expedite   or
facilitate    the   disposition   of   such   Registrable
Securities;

                6.1.8      Due Diligence.  Make available
for  inspection by any underwriter participating  in  any
disposition  pursuant to such registration statement  and
any  attorney, accountant or other agent retained by  any
such   underwriter,  all  financial  and  other  records,
pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such underwriter, attorney, accountant or agent in connection with such registration statement;

                6.1.9      Earning Statement.   Otherwise
use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earning statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earning statement shall satisfy the provisions of Section 11(a) of the Securities
Act and Rule 158 thereunder;

                  6.1.10       Deemed   Underwriters   or
Controlling  Persons.  Permit any Holder  of  Registrable
Securities which Holder, in such Holder's reasonable judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material in form and substance satisfactory to such Holder and to the Company and furnished to the Company in writing, which in the reasonable judgment of such Holder and its counsel should be included;

                6.1.11      Management  Availability.  In
connection  with underwritten offerings,  make  available
appropriate management personnel for participation in the
preparation   and   drafting  of  such  registration   or
comparable statement, for due diligence meetings and for "road show" meetings;

                6.1.12     Stop Orders.  Promptly  notify
Holders  of the Registrable Securities of the  threat  of
issuance  by  the  SEC of any stop order  suspending  the
effectiveness  of  the  registration  statement  or   the
initiation of any proceeding for that purpose,  and  make
every reasonable effort to prevent the entry of any order
suspending   the   effectiveness  of   the   registration
statement.   In  the event of the issuance  of  any  stop
order  suspending  the effectiveness  of  a  registration
statement,  or of any order suspending or preventing  the
use   of   any  related  prospectus  or  suspending   the
qualification of any Registrable Securities included in such registration statement for sale in any jurisdiction, the Company will use its reasonable best efforts promptly to obtain the withdrawal of such order; and

                6.1.13     Opinions.  At each closing  of
an  underwritten offering, request opinions of counsel to
the  Company  and  updates thereof  (which  opinions  and
updates   shall   be  reasonably  satisfactory   to   the
underwriters  of the Registrable Securities  being  sold)
addressed  to  the  underwriters  covering  the   matters
customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Holders or their counsel.

                6.1.14     Comfort Letter.  Obtain a cold
comfort  letter and related bring down letters  from  the
Company's independent public accountants addressed to the
selling  Holders of Registrable Securities  in  customary
form  and  covering such matters of the type  customarily
covered  by  cold  comfort letters as the  Holders  of  a
majority   of  the  Registrable  Securities  being   sold
reasonably request.

       6.2      Further  Information.   The  Company  may
require  each Holder of Registrable Securities to furnish
to  the Company in writing such information regarding the
proposed  distribution by such Holder of such Registrable
Securities  as  the  Company  may  from  time   to   time
reasonably request.

      6.3      Notice to Suspend Offers and Sales.   Each
Investor  severally  agrees that,  upon  receipt  of  any
notice from the Company of the happening of any event  of
the  kind  described in Sections 6.1.5 or 6.1.12  hereof,
such  Investor will forthwith discontinue disposition  of
shares   of  Common  Stock  pursuant  to  a  registration
hereunder until receipt of the copies of an appropriate supplement or amendment to the prospectus under Section
6.1.5 or until the withdrawal of such order under Section
6.1.12.

       6.4       Reference  to  Holders.   If  any   such
registration or comparable statement refers to any Holder by name or otherwise as the holder of any securities of the Company and if, in the Holder's reasonable judgment, such Holder is or might be deemed to be a controlling person of the Company, such Holder shall have the right to require (a) the insertion therein of language in form and substance satisfactory to such Holder and the Company and presented to the Company in writing, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company, or (b) in the event that such reference to such Holder by name or otherwise is not required by the Securities Act or any similar Federal statute then in force, the deletion of the reference to such Holder; provided that with respect to this clause
(b) such Holder shall furnish to the Company an opinion of counsel to such effect, which opinion and counsel shall be reasonably satisfactory to the Company.

        6.5        Company's   Ability    to    Postpone.
Notwithstanding   anything  to  the  contrary   contained
herein,  the  Company shall have the right twice  in  any
twelve  month  period  to  postpone  the  filing  of  any
registration statement under Sections 3, 4 or 5 hereof or
any  amendment  or  supplement thereto for  a  reasonable
period  of time (all such postponements not exceeding  90
days in the aggregate in any twelve month period) if  the
Company furnishes the Holders of Registrable Securities a
certificate  signed  by  the Chairman  of  the  Board  of
Directors  or the President of the Company stating  that,
in  its  good  faith  judgment, the  Company's  Board  of
Directors  (or  the  executive  committee  thereof)   has
determined that effecting the registration at  such  time
would   materially  and  adversely  affect   a   material
financing, acquisition, disposition of assets or stock, merger or other comparable transaction, or would require the Company to make public disclosure of information the public disclosure of which would have a material adverse effect upon the Company.

     Section 7.  Registration Expenses.

           7.1     Expenses Borne by Company.  Except  as
specifically  otherwise provided in Section  7.2  hereof,
the  Company  will  be responsible  for  payment  of  all
expenses   incident   to   any  registration   hereunder,
including,  without  limitation,  all  registration   and
filing  fees,  fees  and  expenses  of  compliance   with
securities or blue sky laws, printing expenses, messenger and delivery expenses, road show expenses, advertising expenses and fees and disbursements of counsel for the Company and all independent certified public accountants and other Persons retained by the Company in connection with such registration (all such expenses borne by the Company being herein called the "Registration Expenses").

           7.2  Expenses Borne by Selling Securityholder.
The  selling  securityholders  will  be  responsible  for
payment  of  their own legal fees (if they  retain  legal
counsel  separate from that of the Company), underwriting
fees and brokerage discounts, commissions and other sales
expenses incident to any registration hereunder, with any
such   expenses   which  are  common   to   the   selling
securityholders   divided  among   such   securityholders
(including  the  Company  and holders  of  the  Company's
securities  other  than Registrable  Securities,  to  the
extent that securities are being registered on behalf  of
such  Persons)  pro rata on the basis of  the  number  of
shares   being   registered  on  behalf  of   each   such
securityholder, or as such securityholders may otherwise agree.

     Section 8.  Indemnification.

           8.1   Indemnification by Company.  The Company
agrees  to indemnify, to the fullest extent permitted  by
law,  each  Holder  of  Registrable Securities  and  each
Person who controls (within the meaning of the Securities
Act)  such  Holder  against all losses, claims,  damages,
liabilities  and  expenses in connection  with  defending
against  any such losses, claims, damages and liabilities
or  in  connection with any investigation or inquiry,  in
each  case  caused by or based on any untrue  or  alleged
untrue  statement  of  material  fact  contained  in  any
registration   statement,   prospectus   or   preliminary
prospectus or any amendment thereof or supplement thereto
or  any  omission or alleged omission of a material  fact
required  to be stated therein or necessary to  make  the
statements  therein not misleading or arise  out  of  any
violation  by  the  Company of any  rules  or  regulation
promulgated  under the Securities Act applicable  to  the
Company  and  relating to action or inaction required  of
the  Company in connection with such registration, except
insofar  as the same are (i) contained in any information
furnished  in  writing  to the  Company  by  such  Holder
expressly  for use therein, (ii) caused by such  Holder's
failure  to deliver a copy of the registration  statement
or  prospectus or any amendments or supplements  thereto,
or  (iii)  caused by such Holder's failure to discontinue
disposition  of  shares after receiving notice  from  the
Company  pursuant to Section 6.3 hereof.   In  connection
with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each Person who controls (within the meaning of the Securities
Act) such underwriters at least to the same extent as provided above with respect to the indemnification of the Holders of Registrable Securities.

           8.2  Indemnification by Holder.  In connection
with  any  registration statement in which  a  Holder  of
Registrable Securities is participating, each such Holder
will  furnish to the Company in writing such  information
as  the Company reasonably requests for use in connection
with  any such registration statement or prospectus  and,
to  the  extent  permitted  by law,  will  indemnify  the
Company,  its directors and officers and each Person  who
controls  (within the meaning of the Securities Act)  the
Company  against any losses, claims, damages, liabilities
and  expenses resulting from any untrue or alleged untrue
statement  of material fact contained in the registration
statement,  prospectus or preliminary prospectus  or  any
amendment  thereof or supplement thereto or any  omission
or  alleged  omission of a material fact required  to  be
stated  therein  or  necessary  to  make  the  statements
therein not misleading, but only to the extent that  such
untrue   statement  or  omission  is  contained  in   any
information  so  furnished  in  writing  by  such  Holder
expressly  for  use in connection with such registration;
provided  that  the  obligation  to  indemnify  will   be
individual to each Holder and will be limited to the  net
amount of proceeds received by such Holder from the  sale
of  Registrable Securities pursuant to such  registration
statement.  In connection with an underwritten  offering,
each  such Holder will indemnify such underwriters, their
officers  and  directors  and each  Person  who  controls
(within   the  meaning  of  the  Securities   Act)   such
underwriters at least to the same extent as provided above with respect to the indemnification of the Company.

           8.3      Assumption of Defense by Indemnifying
Party.   Any Person entitled to indemnification hereunder
will  (a)  give prompt written notice to the indemnifying
party  of  any  claim  with respect  to  which  it  seeks
indemnification  and  (b)  unless  in  such   indemnified
party's   reasonable  judgment  a  conflict  of  interest
between  such  indemnified and indemnifying  parties  may
exist   with   respect   to  such  claim,   permit   such
indemnifying  party to assume the defense of  such  claim
with  counsel reasonably satisfactory to the  indemnified
party. If such defense is assumed, the indemnifying party
will  not  be subject to any liability for any settlement
made  by  the indemnified party without its consent  (but
such  consent  will  not be unreasonably  withheld).   An
indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

           8.4      Binding  Effect.  The indemnification
provided  for  under this Agreement will remain  in  full
force and effect regardless of any investigation made  by
or  on  behalf  of the indemnified party or any  officer,
director or controlling Person of such indemnified  party
and  will survive the transfer of securities. The Company
also  agrees  to make such provisions, as are  reasonably
requested  by any indemnified party, for contribution  to
such party in the event the Company's indemnification  is
unavailable  for any reason.  Each Holder of  Registrable
Securities  also agrees to make such provisions,  as  are
reasonably  requested  by  any  indemnified  party,   for
contribution to such party in the event such Holder's indemnification is unavailable for any reason.

        Section   9.    Participation   in   Underwritten
Registrations.    No  Person  may  participate   in   any
registration hereunder which is underwritten unless  such
Person (a) agrees to sell such Person's securities on the
basis  provided in any underwriting arrangements approved
by  the  Person or Persons entitled hereunder to  approve
such  arrangements  and (b) completes  and  executes  all
questionnaires,   powers   of   attorney,    indemnities,
underwriting agreements and other documents required under the terms of such underwriting arrangements.

     Section 10.       Miscellaneous.

            10.1      No  Inconsistent  Agreements.   The
Company will not hereafter enter into any agreement with respect to its securities which violates the rights granted to the Holders of Registrable Securities in this Agreement.

           10.2      Remedies.  Any Person having  rights
under any provision of this Agreement will be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

           10.3      Term.  Except for the provisions  of
Section 8 or as specifically otherwise provided herein, the provisions of this Agreement shall apply until such time as all Registrable Securities have ceased to be Registrable Securities hereunder but in no event later than three years from the date of this Agreement.

           10.4      Amendments and Waivers.   Except  as
otherwise specifically provided herein, this Agreement may be amended or waived only upon the prior written consent of the Company and of the Holders of a majority of the then outstanding shares of Registrable Securities.

           10.5      Successors and Assigns.  Subject  to
Section 2 hereof, all covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of (i) the respective successors and assigns of the parties hereto whether so expressed or not and (ii) the persons referred to in clause (iv) of the definition of Registrable Securities.
In addition, whether or not any express assignment has been made but subject in any case to Section 2 hereof, the provisions of this Agreement which are for the benefit of the Investors or Holders of Registrable
Securities are also for the benefit of, and enforceable by, any subsequent holder of such securities so long as such securities continue to be restricted securities, as that term is defined in Securities Act Rule 144.

          10.6     Severability.  Whenever possible, each
provision of this Agreement will be interpreted  in  such
manner as to be effective and valid under applicable law,
but  if  any  provision of this Agreement is held  to  be
prohibited  by  or  invalid under  applicable  law,  such
provision will be ineffective only to the extent of  such
prohibition  or  invalidity,  without  invalidating   the
remainder of this Agreement.

           10.7     Counterparts.  This Agreement may  be
executed simultaneously in multiple counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

          10.8     Descriptive Headings.  The descriptive
headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

            10.9       Governing  Law.    All   questions
concerning the construction, validity and interpretation of this Agreement will be governed by and construed in accordance with the domestic laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

           10.10     Entire Agreement.  This Agreement is
intended  by the parties as a final expression  of  their
agreement  and  intended to be a complete  and  exclusive
statement  of  the  agreement and  understanding  of  the
parties  hereto  with  respect  of  the  subject   matter
contained herein. This agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

           10.11      Notices.  All notices,  demands  or
other communications to be given or delivered under or by
reason  of the provisions of this Agreement shall  be  in
writing  and  shall  be deemed to have  been  given  when
delivered  personally  to  the  recipient,  sent  to  the
recipient   by  facsimile  transmission,  sent   to   the
recipient by reputable express courier service (charges prepaid) or three business days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications will be sent to each Investor at the address indicated on the records of the Company and to the Company at the address indicated below:

          (a)     If to the Company:

               Intersolv, Inc.
               9420 Key West Avenue
               Rockville, MD  20850
               (301) 838-5000, facsimile (301) 838-5060
               Attn:  Joseph T. Ruble, Vice President and General Counsel

                with  a  copy, which shall not constitute notice to:

               Arent Fox Kintner Plotkin & Kahn
               1050 Connecticut Avenue, N.W.
               Washington, D.C.  20036
               (202) 857-6000, facsimile (202) 857-6395
               Attn:  Robert B. Hirsch, Esquire

          (b)     If to the Investors:

               To their respective addresses shown on the records of the Company or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

      10.12 Confidentiality. The Company shall hold in strict confidence and shall not disclose information with respect to sales of Common Stock by any Investor, including the fact of such sales, the amount of such sales and the timing of such sales, except as such information shall become public without violation of this
Section 10.12, as may be required by applicable law, rules or regulations or with the express written consent of such Investor.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                    INTERSOLV, INC.


                    By:

                    Its:



                    THE INVESTORS WHOSE SIGNATURES
                         ARE ATTACHED HERETO
                       INVESTOR SIGNATURE PAGE
                   TO REGISTRATION RIGHTS AGREEMENT

       The undersigned hereby joins and agrees to be bound by the terms of the Registration Rights Agreement dated as of October 23, 1995 between Intersolv, Inc. and the persons set forth on Exhibit A attached thereto.



                    Signature



                    Name (Please print)




      EXHIBIT A


Furman Selz SBIC, L.P.
Belgische  Maatschapplj  voor Internationale  Investering
(BMI) NV
TEG Holding B.V.
Sofinnova Capital II FCPR
Sofinnova Ventures III L.P.
Marc Van Rompaey
Jean-Claude Deschamps
Andre Van den Bogaert
Anne-Lore Resseler
Terrence Quinn
Edmund Hajim
GIMV bv
Parnib Deelnemingen bv
RIDIS bv
      EXHIBIT B


DATE:                         TIME:

TO:    Joseph  T. Ruble       PHONE: (301) 838-5216

       Kenneth Sexton         PHONE: (301) 838-5210

                              FAX:   (301) 838-5060

FROM:                         PHONE:

                              FAX:

      Re:     Notice of Intention to Sell Intersolv, Inc.
Common Stock

Dear Joe and Ken:

      Please consider this notice of my intention to sell
_____ shares of Intersolv, Inc. Common Stock I acquired as a result of Intersolv's acquisition of TechGnosis
International Inc. I understand that, unless confirmed in writing to me to the contrary, I shall be prohibited from executing this sale until one business day from this date. I also understand that I shall immediately provide notice to you of any sale of these shares, whether in whole or in part.

      I understand that, should Intersolv have purchased shares within two days prior to any sale of my shares, Intersolv shall not render the necessary opinion letter to its transfer agent to consummate the sale.

      I understand that this notice shall automatically expire after 10 business days from its date and should I not have sold all the shares stated above, I must give
INTERSOLV a new notice of my intention to sell.

                         Sincerely,



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